FEDERATED MDT SERIES

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 5, 2010

TO SHAREHOLDERS OF FEDERATED MDT TAX AWARE/ALL CAP CORE FUND, a portfolio of Federated MDT Series (the “Trust”):

A special meeting of the shareholders of Federated MDT Tax Aware/All Cap Core Fund (the “Federated Tax Aware Fund” or the “Acquired Fund”) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 2:00 p.m. (Eastern Time), on March 5, 2010, for the following purpose:

1.
For shareholders of the Federated Tax Aware Fund, to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated MDT All Cap Core Fund (the “Federated All Cap Fund” or the “Acquiring Fund”) would acquire the assets of the Federated Tax Aware Fund in exchange for Class A Shares, Class C Shares and Institutional Shares of the Federated All Cap Fund to be distributed pro rata by the Federated Tax Aware Fund to shareholders of its Class A Shares, Class C and Institutional Shares, respectively, in complete liquidation and dissolution/termination of the Federated Tax Aware Fund.

The Board of Trustees of the Trust has fixed December 24, 2009, as the record date for determination of shareholders entitled to vote at the special meeting.

By Order of the Board of Trustees,

/s/ John W. McGonigle

John W. McGonigle

Secretary

January 12, 2010

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD.  IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.  THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT

________________

ACQUISITION OF THE ASSETS OF

FEDERATED MDT TAX AWARE/ALL CAP CORE FUND
a portfolio of Federated MDT Series

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania  15086-7561
Telephone No:  1-800-341-7400

BY AND IN EXCHANGE FOR SHARES OF

FEDERATED MDT ALL CAP CORE FUND
a portfolio of Federated MDT Series

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania  15086-7561
Telephone No:  1-800-341-7400

This Prospectus/Proxy Statement describes the proposal whereby shareholders of Federated MDT Tax Aware/All Cap Core Fund (the “Federated Tax Aware Fund” or the “Acquired Fund”), a portfolio of Federated MDT Series (the “Trust”), will be asked to vote on at a special meeting of shareholders to be held at 4000 Ericsson Drive, Warrendale, Pennsylvania  15086-7561, at 2:00 p.m., Eastern Time, on March 5, 2010.  The proposal, and the shareholders entitled to vote on it, is as follows:

1.
Shareholders of Federated Tax Aware Fund will be asked to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated MDT All Cap Core Fund (the “Federated All Cap Fund” or the “Acquiring Fund”), a portfolio of the Trust, would acquire the assets of the Federated Tax Aware Fund in exchange for Class A Shares, Class C Shares and Institutional Shares of the Federated All Cap Fund to be distributed pro rata by the Federated Tax Aware Fund to shareholders of its Class A Shares, Class C and Institutional Shares, respectively, in complete liquidation and dissolution/termination of the Federated Tax Aware Fund.

If the proposal is approved, the Federated Tax Aware Fund would transfer substantially all of its assets to the Federated All Cap Fund, in exchange for Class A Shares, Class C Shares and Institutional Shares, respectively, of the Federated All Cap Fund (the “Reorganization”).  The Federated Tax Aware Fund will be required to discharge all of its respective liabilities and obligations prior to consummation of the Reorganization.  The Federated All Cap Fund is expected to be the accounting survivor in the Reorganization.  The Federated All Cap Fund Class A Shares, Class C Shares and Institutional Shares will be distributed pro rata by the Federated Tax Aware Fund to its respective shareholders in complete liquidation and dissolution/termination of the Federated Tax Aware Fund.  As a result of the Reorganization, each shareholder of the Federated Tax Aware Fund’s Class A Shares, Class C Shares and Institutional Shares will become the owner of Class A Shares, Class C Shares and Institutional Shares, respectively, of the Federated All Cap Fund, having a total net asset value (“NAV”) equal to the total NAV of the shareholder’s holdings in the Federated Tax Aware Fund on the date of the Reorganization (the “Closing Date”).  For purposes of this Prospectus/Proxy Statement, the Federated Tax Aware Fund and the Federated All Cap Fund may be referred to individually, as applicable, as a “Fund” and, collectively, as the “Funds”.

The investment adviser for the Federated Tax Aware Fund and Federated All Cap Fund is Federated MDTA LLC (the “MDT Adviser”).

The Board of Trustees of the Trust determined that participation in the Reorganization is in the best interest of the Federated Tax Aware Fund, and that the interests of the existing shareholders of the Federated Tax Aware Fund will not be diluted as a result of the Reorganization.  The Board of Trustees of the Trust determined that participation in the Reorganization is in the best interest of the Federated All Cap Fund, and that the interests of the existing shareholders of the Federated All Cap Fund will not be diluted as a result of the Reorganization.  Information on the rationale for the Reorganization is included in this Prospectus/Proxy Statement in the section entitled “Summary -- Rationale for the Proposed Reorganization.”  For purposes of this Prospectus/Proxy Statement, the Board of Trustees of the Trust is referred to as the “Board”.

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”).  For information on the tax consequences of the Reorganization, see the sections entitled “Summary -- Tax Consequences” and “Information About the Reorganization -- Federal Income Tax Consequences” in this Prospectus/Proxy Statement.

For a comparison of the investment objectives, policies, limitations and risks of the Federated Tax Aware Fund with that of the Federated All Cap Fund, see the section entitled “Summary -- Comparison of Investment Objectives, Policies, Limitations and Risks” in this Prospectus/Proxy Statement.  Information concerning the Class A Shares, Class C Shares and Institutional Shares of the Federated Tax Aware Fund compared to the Class A Shares, Class C Shares and Institutional Shares of the Federated All Cap Fund is included in this Prospectus/Proxy Statement in the sections entitled “Summary – Procedures for Purchasing, Redeeming and Exchanging Shares,” “Summary – Comparative Fee Tables,” “Summary – Comparison of Potential Risks and Rewards; Performance Information” and “Information About the Reorganization -- Description of the Federated Tax Aware Fund’s and Federated All Cap Fund ’s Share Classes and Capitalization.”

This Prospectus/Proxy Statement should be retained for future reference.  It sets forth concisely the information about the Funds that a prospective investor should know before voting on the Reorganization.  This Prospectus/Proxy Statement is accompanied by the Prospectus for the Federated All Cap Fund dated September 30, 2009, which is incorporated herein by reference.  A Statement of Additional Information (“SAI”) for the Federated All Cap Fund dated September 30, 2009 (relating to the Federated All Cap Fund ’s Prospectus of the same date), as well as an SAI dated January 12, 2010 (relating to this Prospectus/Proxy Statement), all containing additional information, have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated herein by reference.  The Prospectuses and SAIs dated September 30, 2009, for the Federated Tax Aware Fund is also incorporated herein by reference.  Further information about the Federated All Cap Fund’s performance is contained in its Annual Report dated July 31, 2009, which is incorporated herein by reference.  Further information about the Federated Tax Aware Fund’s performance is contained in its Annual Report dated July 31, 2009, which is incorporated herein by reference.  Copies of these materials and other information about the Federated All Cap Fund and the Federated Tax Aware Fund may be obtained without charge by writing to or calling the Federated All Cap Fund or the Federated Tax Aware Fund at the addresses and telephone numbers shown on the previous pages.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.  SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.  AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS
Page

SUMMARY	1
REASONS FOR THE PROPOSED REORGANIZATION	1
TAX CONSEQUENCES	5
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, LIMITATIONS AND RISKS	7
COMPARATIVE FEE TABLES	17
COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION	27
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE	34
FINANCIAL HIGHLIGHTS	34
INVESTMENT ADVISER	34
PORTFOLIO MANAGER INFORMATION	35
INVESTMENT ADVISORY FEES AND OTHER FEES/EXPENSES	36
PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES	38
DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES; CHANGE IN CUSTODIAN	41
INFORMATION ABOUT THE REORGANIZATION	43
DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION	43
COSTS OF THE REORGANIZATION	44
DESCRIPTION OF THE FEDERATED TAX AWARE FUND'S AND FEDERATED ALL CAP FUND'S SHARE CLASSES AND CAPITALIZATION	44
FEDERAL INCOME TAX CONSEQUENCES	47
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS	48
INFORMATION ABOUT THE FEDERATED TAX AWARE FUND AND FEDERATED ALL CAP FUND	51
WHERE TO FIND ADDITIONAL INFORMATION	51
LEGAL PROCEEDINGS	51
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING	53
PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING	53
SHARE OWNERSHIP OF THE FUNDS	55
INTERESTS OF CERTAIN PERSONS	56
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY	56
ANNEX A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION	57
ANNEX B -- FINANCIAL HIGHLIGHTS	70
ANNEX C -- MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE	75

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement.

A copy of the Form of Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Reorganization will be conducted is attached to this Prospectus/Proxy Statement as Annex A.  If the proposal is approved, under the Plan, the Federated MDT Tax Aware/All Cap Core Fund (the “Federated Tax Aware Fund” or the “Acquired Fund”) will transfer substantially all of its assets to the Federated MDT All Cap Core Fund (the “Federated All Cap Fund” or the “Acquiring Fund”)  in exchange for Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated All Cap Fund (the “Reorganization”).  The Acquired Fund will be required to discharge all of its respective liabilities and obligations prior to consummation of the Reorganization.  The Federated All Cap Fund is expected to be the accounting survivor of the Reorganization.  The Federated All Cap Fund Class A Shares, Class C Shares and Institutional Shares (as applicable) will be distributed pro rata by the Acquired Fund to its respective shareholders in complete liquidation and dissolution/termination of the Acquired Fund.  As a result of the Reorganization, each shareholder of the Federated Tax Aware Fund’s Class A Shares, Class C Shares and Institutional Shares will become the shareholder of Class A Shares, Class C Shares and Institutional Shares, respectively, of the Federated All Cap Fund, having a total net asset value (“NAV”) equal to the total NAV of the shareholder’s holdings in the Federated Tax Aware Fund on the date of the Reorganization (the “Closing Date”).

The Financial Highlights for the Federated Tax Aware Fund and the Federated All Cap Fund, portfolio of the Federated MDT Series (the “Trust”), are attached to this Prospectus/Proxy Statement as Annex B.

Copies of the Management’s Discussion of Fund Performance for the Federated All Cap Fund are attached to this Prospectus/Proxy Statement as Annex C.

For more complete information, please read the prospectuses, both dated September 30, 2009, of the Federated Tax Aware Fund and the Federated All Cap Fund.  For purposes of this Prospectus/Proxy Statement, the Federated Tax Aware Fund and the Federated All Cap Fund may be referred to individually as a “Fund” and, collectively, as the “Funds”.  The Prospectus for Federated All Cap Fund accompanies this Prospectus/Proxy Statement.

Reasons for the Proposed Reorganization

The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons,” determined that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund, and that neither the interests of the existing shareholders of the Acquired Fund nor the Acquiring Fund will be diluted as a result of the Reorganization.   For purposes of this Prospectus/Proxy Statement, the Board of Trustees of the Trust is referred to as the “Board”.

The Reorganization was recommended to the Board because, in the opinion of Federated MDTA LLC (the “MDT Adviser”), the Acquired Fund has not grown to a viable asset size. Further, the MDT Adviser and its affiliates are unwilling to continue to voluntarily waive or reimburse certain fees and operating expenses after September 30, 2010, such that the Acquired Fund would operate, after September 30, 2010, at or near its stated gross expense ratios. The MDT Adviser believes that the Reorganization will result in current shareholders of the Acquired Fund receiving shares in a more viable fund with significantly more assets.  In addition, the MDT Adviser believes the proposed Reorganization would provide the shareholders of the Acquired Fund with an investment product that continues to provide shareholders with similar investment exposure.   (See “Summary - Comparison of Investment Objectives, Policies and Limitations” below).

The Reorganization was recommended to the Board, and is now being recommended to shareholders of the Acquired Fund primarily because, in the opinion of the MDT Adviser, shareholders of the Acquired Fund will benefit from receiving Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated All Cap Fund, a competitive and more viable Fund, with share class expense ratios ultimately below what the expense ratios of the Acquired Fund’s share classes would be after the MDT Adviser and its affiliates eliminate or substantially reduce the current voluntary waivers on such Acquired Fund share classes after September 30, 2010.  The Acquired Fund’s shareholders also will be receiving shares of the Federated All Cap Fund through a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”) and, in the opinion of the MDT Adviser, the Reorganization would generally provide a more preferable tax result for the Acquired Fund’s shareholders, as compared to liquidation of the Acquired Fund (which generally would result in a taxable transaction).

The MDT Adviser advised the Board that it and its affiliates intend to eliminate or substantially reduce the voluntary waivers on the Federated Tax Aware Fund such that, after September 30, 2010,  the shares of the Acquired Fund would be operated at or near their stated gross expense ratios.  The Federated Tax Aware Fund’s stated gross expense ratios are higher than both the net and stated gross expense ratios of the Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated All Cap Fund.  To maintain the viability and competitiveness of the Federated Tax Aware Fund in the market, the MDT Adviser and its affiliates have voluntarily waived expenses of the Federated Tax Aware Fund.  For information on the voluntary waivers and gross and net expenses charged by the Funds, see section “Summary-Comparative Fee Tables”.

The MDT Adviser also advised the Board that the net redemptions from the Federated Tax Aware Fund, coupled with the relatively small size of the Federated Tax Aware Fund, has led to the Federated Tax Aware Fund being a less viable fund. At September 30, 2009, the Federated Tax Aware Fund had assets of approximately $11,300,000.  At September 30, 2009 the Federated All Cap Fund had assets of approximately $187,700,000.  The Federated Tax Aware Fund has seen net outflows of approximately $4,000,000 through August 31, 2009.

Despite the trailing performance of the Federated All Cap Fund for certain periods, the MDT Adviser advised the Board that it believes the Federated All Cap Fund’s performance is generally competitive with that of the Federated Tax Aware Fund.  The MDT Adviser believes that part of the Federated Tax Aware Fund’s performance was attributed to Federated Tax Aware Fund’s tax aware strategy.  The performance of the Federated Tax Aware Fund and the Federated All Cap Fund are further discussed in the section entitled “Summary -- Comparison of Potential Risks and Rewards; Performance Information” in this Prospectus/Proxy Statement.

The MDT Adviser also advised the Board that the investment objectives and strategies of the Federated Tax Aware Fund and the Federated All Cap Fund are similar, except that the Federated Tax Aware Fund seeks to provide long-term capital appreciation while seeking to minimize the impact of taxes while Federated All Cap Fund seeks to provide capital appreciation. The investment objectives, policies, limitations and risks of the Federated Tax Aware Fund and the Federated All Cap Fund are discussed in the section entitled “Summary -- Comparison of Investment Objectives, Policies, Limitations and Risks” in this Prospectus/Proxy Statement.

Given the above factors, the MDT Adviser believes that the proposed Reorganization will result in shareholders of Federated Tax Aware Fund receiving shares in a larger and more viable fund with share class expense ratios ultimately below the expense ratios of Federated Tax Aware Fund’s share classes would be after the MDT Adviser and its affiliates eliminate or substantially reduce the current voluntary waivers on Federated Tax Aware Fund share classes after September 30, 2010.

The Reorganization is also intended to be a tax-free reorganization under the Code for the Acquired Fund and its shareholders.  The MDT Adviser advised the Board that it believed that a tax-free reorganization under the Code generally would be a preferable tax result for shareholders of the Acquired Fund, as compared to a liquidation of the Acquired Fund (which generally would result in a taxable transaction).

Given that the Federated Tax Award Fund and the Federated All Cap Fund are both in the Federated family of mutual funds and are advised by the MDT Adviser, the Funds are considered affiliated for purposes of Rule 17a-8 under the Investment Company Act of 1940 (“Investment Company Act” or “1940 Act”).  Given this affiliation, in order to qualify the Reorganization for the exemption from the prohibition against certain affiliated transactions contained in Section 17(a) of the Investment Company Act provided by Rule 17a-8, the Board was required to determine that the proposed Reorganization is in the best interests of the Funds and that the shareholders’ interests in the Funds will not be diluted as a result of the Reorganization.  Regarding these determinations, the MDT Adviser advised the Board that it believes that the salient features of the proposed Reorganization benefits the shareholders of the Acquired Fund, as summarized above (although, as discussed below, the MDT Adviser would, along with the Acquired Fund shareholders and Federated All Cap Fund shareholders, derive benefits from the Reorganization).  Accordingly, the MDT Adviser advised the Board that it believes that: (1) participation in the Reorganization is in the best interests of the Federated Tax Aware  Fund and the Federated All Cap Fund; and (2) the interests of the existing shareholders of the Federated Tax Aware  Fund and the Federated All Cap Fund will not be diluted as a result of the Reorganization.

In light of the above rationale and considerations, and the requirements of Rule 17a-8 under the Investment Company Act, in considering the proposed Reorganization, the Board took into account a number of factors, including:

•
Shareholders of the Federated Tax Aware Fund will not pay any sales charges in connection with the Reorganization, and shareholders of the Federated Tax Aware Fund’s Class C Shares will receive credit for the amount of time that they have held their Federated Tax Aware Fund Class C Shares toward the contingent deferred sales charge holding period when such shareholders receive Class C Shares of the Federated All Cap Fund in the Reorganization.

•
The MDT Adviser and its affiliates intend to eliminate or substantially reduce the voluntary waivers on the Acquired Fund such that, after September 30, 2010, the Acquired Fund’s shares would be operated at or near their stated gross expense ratios.  The Acquired Fund’s stated gross expense ratios are higher than both the net and stated gross expense ratios of the Federated All Cap Fund’s shares.  (See the section entitled “Summary – Comparative Fee Tables” in this Prospectus/Proxy Statement for further information regarding the expenses of the Fund’s share classes.)

•
The Reorganization is intended to be structured as a tax-free reorganization under the Code and would generally be a preferable tax result for shareholders, as compared to liquidation of the Acquired Fund (which generally would result in a taxable transaction).  (See the sections entitled “Summary – Tax Consequences” and “Information About the Reorganization– Federal Income Tax Consequences” in this Prospectus/Proxy Statement for further information on the tax consequences of the Reorganizations.)

•
The investment objectives, restrictions and policies of the Federated Tax Aware Fund and the Federated All Cap Fund are similar, except that the Federated Tax Aware Fund seeks to provide long-term capital appreciation while seeking to minimize the impact of taxes while the Federated All Cap Fund seeks to provide capital appreciation.  (See the section entitled “Summary – Comparison of Investment Objectives, Policies, Limitations and Risks” in this Prospectus/Proxy Statement for further information on the investment objectives, restrictions and policies of the Funds.)

•
Despite the trailing performance of the Federated All Cap Fund for certain periods, the Federated All Cap Fund’s performance is generally competitive with that of the Federated Tax Aware Fund, and there is no anticipated decline in services to shareholders of the Acquired Fund as a result of the Reorganization.  The range and quality of the services that shareholders of the Acquired Fund will receive as shareholders of the Federated All Cap Fund generally will be comparable to the range and quality of services that such shareholders currently receive. (See the sections entitled “Summary – Comparison of Potential Risks and Rewards; Performance Information” and “Summary – Investment Advisory Fees and Other Fees/Expenses” in this Prospectus/Proxy Statement for further information on Fund performance and the services received by the Funds from the MDT Adviser and its affiliates.)

•
The MDT Adviser will pay the expenses of the Reorganization (consisting primarily of legal and accounting fees), except that the Federated Tax Aware Fund will pay the following proxy expenses and brokerage expenses:

•
the Federated Tax Aware Fund will pay direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and other expenses) associated with the Reorganization, estimated to be $9,382; and

•	the Federated Tax Aware Fund may bear brokerage or transaction expenses related to the repositioning of its portfolio prior to the Reorganization.

(See the section entitled “Information About the Reorganization– Costs of the Reorganizations” in this Prospectus/Proxy Statement for further information on which parties are responsible for the costs and expenses of the Reorganization).  Given the large waiver positions of the Federated Tax Aware Fund, and the fact that the Federated Tax Aware Fund is being operated at its applicable voluntary expense caps the MDT Adviser will likely indirectly pay the direct proxy expenses that the Acquired Fund will be responsible to pay (not including any  brokerage or other transaction expenses); thus the effect on the net asset value of the Acquired Fund as a result of the payment of the direct proxy expenses would not be significant, if any (after taking into account the impact of waivers).

•
There will be no dilution to shareholders in the Reorganization because each shareholder of the Acquired Fund will become the owner of Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated All Cap Fund having a total NAV equal to the total NAV of his or her holdings in the Acquired Fund on the date of the Reorganization.

•
The MDT Adviser and its affiliates will benefit from the Reorganization as a result of: (i) the reorganization and dissolution/termination of the Acquired Fund (which would eliminate the need for the MDT Adviser to continue to waive and/or reimburse expenses of the Acquired Fund); and (ii) the increase in the assets of the Federated All Cap Fund (which would increase asset-based fee revenue from this Fund for the MDT Adviser and its affiliates).  Except for these two benefits, the MDT Adviser and its affiliates would not receive a monetary benefit from the Reorganization.

Given the above factors, the MDT Adviser advised the Board, and the Board concluded, that when considering the totality of the factors, the Reorganization is in the best interest of the shareholders of the Acquired Fund.

Based on the foregoing, the Board, including a majority of the Trustees who were not “interested persons,” approved the Reorganization on behalf of the Acquired Fund and made the determinations specified in the first paragraph of this section entitled “Summary --Reasons for the Proposed Reorganization.”

The Board also has voted to recommend to shareholders of the Federated Tax Aware Fund the approval of the Plan, pursuant to which the Federated All Cap Fund would acquire the assets of Federated Tax Aware Fund, in exchange for Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated All Cap Fund.

Tax Consequences

Tax-Free Reorganization under the Code
The Reorganization is expected to qualify as a tax-free reorganization under the Section 368(a) of the Code.  As a condition to the Reorganization, the Federated Tax Aware Fund and the Federated All Cap Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Code, so that no gain or loss will be recognized directly as a result of the Reorganization by the Acquired Fund or the Federated All Cap Fund or the shareholders of the Acquired Fund.  The aggregate tax basis of Federated All Cap Fund’s Class A Shares, Class C Shares and Institutional Shares (as applicable) received by the shareholders of the Federated Tax Aware Fund will be the same as the aggregate tax basis of their shares in the Federated Tax Aware Fund.

Distributions and the Treatment of Capital Loss Carryforwards and Realized Losses

As noted above, shareholders generally will not incur capital gains or losses on the exchange of shares of the Federated Tax Aware Fund for shares of the Federated All Cap Fund as a result of the Reorganization.  However, shareholders will incur capital gains or losses if they sell their shares of the Federated Tax Aware Fund before the Reorganization becomes effective or sell/exchange their shares of the Federated All Cap Fund after the Reorganization becomes effective.  Shareholders also will be responsible for tax obligations associated with monthly, periodic or other dividend or capital gains distributions that occur prior to and after the Reorganization.

For example, shareholders will be responsible for paying any applicable taxes in connection with taxable distributions, if any, by the Federated Tax Aware Fund immediately before the Closing Date.  These distributions may include capital gains realized on dispositions of portfolio securities in connection with the Reorganization. While it is not possible to definitively determine in advance of the Reorganization what the net capital gain/loss position of the Federated Tax Aware Fund will be on that date, as of August 31, 2009, given the capital loss carryforwards in the Federated Tax Aware Fund and other factors, the MDT Adviser believed it unlikely that the Federated Tax Aware Fund would need to make capital gain distributions as a result of such dispositions of portfolio securities.  If, however, such dispositions of portfolio securities, together with any other dispositions of portfolio securities from the portfolios of the Federated Tax Aware Fund, result in the Federated Tax Aware Fund having net capital gain positions, such capital gains will be distributed to shareholders as taxable distributions prior to the Reorganization being consummated.  Brokerage costs and other transaction costs also will be incurred in connection with the disposition of portfolio securities.  For more information regarding brokerage costs, see the sections entitled “Summary – Reasons for the Proposed Reorganization” and “Summary – Comparison of Investment Objectives, Policies, Limitations and Risks.

As of their last fiscal year end for which audited financial statements are available (i.e., July 31, 2009), the Acquired Fund and the Federated All Cap Fund had capital loss carryforwards of approximately $3.2 million and $79.1, respectively.  Capital loss carryforwards will reduce a fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted under the Code and, thus, will reduce the amount of distributions to shareholders that would otherwise be necessary to relieve a fund of any liability for federal income tax.  As of August 31, 2009, the Acquired Fund had estimated year-to-date losses of $5.2 million and the Federated All Cap Fund had estimated year-to-date losses of $84.3 million.  As of August 31, 2009, the Acquired Fund and the Federated All Cap Fund had unrealized gains of approximately $2.8 million and $14.4 million, respectively.  The utilization of any capital loss carryforwards and realized losses of the Funds generated prior to the Reorganization may be subject to limitations under the Code, including limitations that may be imposed as a result of the Reorganization. While any limitations cannot be determined until the date on which the Reorganization is consummated, assuming the Reorganization occurred on July 31, 2009, there may be permanent limitation on the use of these losses (other than the fact that all losses, including these losses, are subject to expiration in the future in accordance with the provisions of the Code).  To the extent that the Acquired Fund would be in a net capital gain position or have realized ordinary income prior to the Reorganization, gain or income would be distributed to shareholders prior to the Reorganization.

Shareholders of the Acquired Fund should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.

THE BOARD OF TRUSTEES OF FEDERATED MDT SERIES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE REORGANIZATION.

Comparison of Investment Objectives, Policies, Limitations and Risks

This section will help you compare the investment objectives, policies, limitations and risks of the Federated Tax Aware Fund and the Federated All Cap Fund.  Overall, the investment objectives, policies and risks of the Funds generally are similar, except that the Federated Tax Aware Fund seeks to provide long-term capital appreciation, while seeking to minimize the impact of taxes while the Federated All Cap Fund seeks to provide long-term capital appreciation.  Accordingly, there are some differences between the two Funds’ investment strategies. The differences in the Funds’ investment limitations are also discussed below.  Please be aware that the foregoing is only a summary, and this section is only a brief discussion.  More complete information may be found in the Funds’ prospectuses, both dated September 30, 2009.

Investment Objectives and Policies

The investment objective of the Federated Tax Aware Fund is to seek long-term capital appreciation, while seeking to minimize the impact of taxes. The Federated All Cap Fund’s investment objective is to seek long-term capital appreciation.

The Funds both seek to achieve their objectives by investing primarily in the common stock of U.S. companies. The Federated Tax Aware Fund’s strategy seeks to maximize after-tax compound annual return while controlling risk. The Federated All Cap Fund’s strategy is to seek to maximize compound annual return while controlling risk.  Individual stocks are selected for inclusion in the Funds based upon the Optimum Q Process, a proprietary quantitative computer model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in both Funds’ investment universe.

The Funds utilize a whole market, all-cap/all-style strategy. The MDT Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection, and subject to risk controls, it provides a broad ability to overweight or underweight segments of the market represented by those stocks which the MDT Adviser’s quantitative model views as opportunities.

The quantitative computer model used by both Funds constructs the portfolio by considering fundamental measures, analyzing expected trading costs of a transaction and employing risk controls to promote diversification and to seek to lessen exposure to volatile securities. Fundamental measures include company valuations, and capital structure, profit trends and earnings risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies relative to the universe.

The MDT Adviser selects most of its investments for both Funds from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. Because the Funds invest in companies that are defined largely by reference to the Russell 3000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of July 31, 2009, companies in the Russell 3000® Index ranged in market capitalization from $38 million to $343 billion.

Both Funds may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, a Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid. Additionally, by way of example, the Funds may use derivative contracts in an attempt to:

•	obtain premiums from the sale of derivative contracts;

•	realize gains from trading a derivative contract; or

•	hedge against potential losses.

There can be no assurance that a Fund’s use of derivative contracts or hybrid instruments will work as intended. The Funds may use other techniques in seeking to achieve the investment objective, such as, buying and selling when issued securities and exchange-traded funds.

The Funds actively trade their portfolio securities in an attempt to achieve their investment objective. Active trading will cause the Funds to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for their shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases a Fund’s trading costs and may have an adverse impact on a Fund’s performance.

The Funds may temporarily depart from their principal investment strategies by investing their assets in shorter-term debt securities and similar obligations or holding cash. They may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect a Fund’s investment returns and/or the ability to achieve a Fund’s investment objectives.

The primary difference in the investment strategies between the Funds is that the Federated Tax Aware Fund seeks to minimize the impact of taxes.  For example when considering expected tax consequences of a transaction, the Federated Tax Aware Fund may defer selling a holding that it may have otherwise sold if the unrealized short- term gain in the holding will shortly become a long-term gain for tax purposes. Other tax considerations include the benefits of deferring taxes to the next calendar year and selling a security with a short-term unrealized loss shortly before it becomes a long-term loss. While the Federated All Cap Core Fund does not currently these tax minimization strategies of the Federated Tax Aware Fund.

Investment Limitations

With certain exceptions, the investment limitations of the Funds generally are substantially similar.

Fundamental Investment Limitations

Each Fund has fundamental investment limitations that may not be changed without shareholder approval.  The following chart compares the fundamental investment limitations of the Federated Tax Aware Fund and the Federated All Cap Fund.

INVESTMENT LIMITATIONS
Federated Tax Aware Fund	Federated All Cap Fund
Diversification of Investments (fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Diversification of Investments (fundamental) Same
Borrowing Money and Issuing Senior Securities (fundamental) The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.	Borrowing Money and Issuing Senior Securities (fundamental) Same
Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Real Estate (fundamental) Same
Underwriting (fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Underwriting (fundamental) Same
Lending (fundamental)
The Fund may not make loans if, as a result, more than 331/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.

Lending (fundamental) Same
Commodities (fundamental) The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.	Commodities (fundamental) Same
Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities and municipal securities will not be deemed to constitute an industry.

Non-Fundamental Investment Limitations

Each Fund has non-fundamental limitations that may be changed by a Fund’s Board without shareholder approval.  The following chart compares the non-fundamental investment limitations of the Federated Tax Aware Fund and the Federated All Cap Fund.

NON FUNDAMENTAL INVESTMENT LIMITATIONS
Federated Tax Aware Fund	Federated All Cap Fund
Illiquid Securities (non-fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Illiquid Securities (non-fundamental) Same
Purchases on Margin (non-fundamental)
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Purchases on Margin (non-fundamental) Same
Pledging Assets (non-fundamental)
The Fund will not mortgage, pledge, or hypothecate any assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowings or to collateral arrangements in connection with permissible activities.

Pledging Assets (non-fundamental) Same

Certain Explanatory Language

The SAI for both the Federated Tax Aware Fund and the Federated All Cap Fund includes the following explanatory language concerning its fundamental and non-fundamental investment limitations:

“For purposes of the concentration limitation: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in the value or net assets will not result in a violation of such limitation.”

Comparison of Risks

All mutual funds take investment risks.  Therefore, it is possible to lose money by investing in the Funds.  With one exception, the principal risks of the Funds are substantially the same.  As discussed above, the Federated Tax Aware Fund seeks to minimize the impact of taxes.  However, managing the Federated Tax Aware Fund for after-tax returns may negatively impact the Federated Tax Aware Fund’s performance. Because the Federated Tax Aware Fund’s investment strategy considers tax consequences in making investment decisions, the Federated Tax Aware Fund’s pre-tax performance could possibly be lower than that of a similar fund that is not tax managed. The Federated Tax Aware Fund therefore may not be a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

In addition to the tax risks described above, the principal risk factors relating to both Funds (and that may reduce the Funds’ returns) include:

¡ STOCK MARKET RISKS
The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The MDT Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

¡ SMALL, MEDIUM, AND LARGE SIZED COMPANIES RISKS
The Fund may invest in any size company including small and mid-size companies. Although diminished in larger cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Small and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large- capitalization companies.

¡ RISKS RELATED TO INVESTING FOR GROWTH
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

¡ RISKS RELATED TO INVESTING FOR VALUE
Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

¡ SECTOR RISKS
Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the MDT Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

¡ RISKS OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its MDT Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

¡ CURRENCY RISKS
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The MDT Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

¡ TAX RISK
The risk that managing the Fund for after-tax returns may hurt the Fund’s performance. Because the Fund’s investment strategy considers tax consequences in making investment decisions, the Fund’s pre-tax performance could possibly be lower than that of a similar fund that is not tax managed. The Fund is therefore not a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

¡ RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

¡ CREDIT RISKS
Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

¡ LIQUIDITY RISKS
Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.
Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange- traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

¡ LEVERAGE RISKS
Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

¡ EXCHANGE-TRADED FUNDS RISKS
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Comparative Fee Tables

Like all mutual funds, the Federated Tax Aware Fund and the Federated All Cap Fund incur certain expenses in their operations, and, as an investor, you pay fees and expenses to buy and hold shares of a Fund.  You may pay front-end sales charges or contingent deferred sales charges (“CDSC”) directly when you buy or sell shares.  You pay annual fund operating expenses indirectly because they are deducted from Fund assets.  These expenses may include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison, distribution services and other activities.

You will not pay any sales charges in connection with the Reorganization.  Holders of the Funds’ Class C Shares will receive credit for the amount of time that they have held their Fund’s Class C Shares toward the CDSC holding period when such shareholders receive Class C Shares of the Federated All Cap Fund in the applicable Reorganization.  See the section entitled “Procedures for Purchasing, Redeeming and Exchanging Shares” for further information regarding the front-end sales charges and CDSCs that may be payable with respect to the Class A Shares and Class C Shares (as applicable) of the Funds.

As of the fiscal year ended July 31, 2009, the Federated All Cap Fund’s total gross expenses for its Class A Shares, Class C Shares and Institutional Shares were lower than the total gross expenses of the Federated Tax Aware Fund’s Class A Shares, Class C Shares and Institutional Shares (as applicable).  As of the fiscal year ended July 31, 2009, the total net expenses of the Class A Shares, Class C Shares and Institutional Shares of the Federated All Cap Fund were lower than those of the Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Tax Aware Fund. Given the relatively small size of the Federated Tax Aware Fund, and the other factors discussed under the section entitled “Reasons for the Proposed Reorganization” in this Prospectus/Proxy Statement, the MDT Adviser advised the Board that the MDT Adviser and its affiliates intend to eliminate or substantially reduce the voluntary waivers on the Federated Tax Aware Fund such that, after September 30, 2010, the shares of the Federated Tax Aware Fund would be operated at or near their stated gross expense ratios.

Set forth in the tables below is information regarding the fees and expenses incurred by each class of shares of each of the Federated Tax Aware Fund and each corresponding class of shares of the Federated All Cap Fund, and the anticipated pro forma fees for the corresponding class of the Federated All Cap Fund after giving effect to the Reorganization. The Federated All Cap Fund is expected to be the accounting survivor after the Reorganization.

¡ FEDERATED TAX AWARE FUND-FEDERATED ALL CAP FUND-CLASS A SHARES

¡

¡ FEES AND EXPENSES
This table describes (1) the actual fees and expenses that you may pay if you buy and hold Class A Shares of Federated MDT Tax Aware/All Cap Core Fund as of its most recent Prospectus dated September 30, 2009; (2) the actual fees and expenses that you may pay if you buy and hold Class A Shares of Federated MDT All Cap Core Fund as of its most recent Prospectus dated September 30, 2009; and  (3)  the proforma fees and expenses of Class A Shares of Federated MDT All Cap Core Fund on a combined basis after giving effect to the Reorganization(as if the Reorganization had occurred on the first day of the Fund's 2009 fiscal year).

Shareholder Fees	Federated MDT Tax Aware/All Cap Core Fund- Class A Shares	Federated All Cap Core Fund – Class A Shares	Federated All Cap Core Fund – Class A Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)1	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.90%	0.75%	0.75%
Distribution (12b-1) Fee	0.05%	0.05%	0.05%
Other Expenses2	4.31%	0.73%	0.72%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Direct and Acquired Annual Fund Operating Expenses3	5.27%	1.54%	1.53%

1The percentages are based on actual expenses for the entire fiscal year ended July 31, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to Federated MDT Tax Aware/All Cap Core Fund, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expense so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class A Shares (after the voluntary waivers and reimbursements) will not exceed 1.65% for the fiscal year ending July 31, 2010.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.  With respect to Federated MDT All Cap Core Fund and Federated MDT All Cap Core Fund Pro Forma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expense so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Funds’ Class A Shares (after the voluntary waivers and reimbursements) will not exceed 1.30% for the fiscal year ending July 31, 2010.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

2   Other Expenses includes a shareholder services fee /account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.

3Total Direct and Acquired Fund Operating Expenses do not correlate to the net expense ratio as a percentage of average net assets presented on the Financial Highlights.  The amount presented on the Financial Highlights reflects operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

¡

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  Expenses assuming no redemption are also shown.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated MDT Tax Aware/All Cap Core Fund, Class A Shares:
Expenses assuming redemption	$1,047	$2,038	$3,023	$5,463
Expenses assuming no redemption	$1,047	$2,038	$3,023	$5,463
Federated MDT All Cap Core Fund, Class A Shares:
Expenses assuming redemption	$698	$1,010	$1,343	$2,284
Expenses assuming no redemption	$698	$1,010	$1,343	$2,284
Federated MDT All Cap Core Fund, Pro Forma Combined Class A Shares:
Expenses assuming redemption	$697	$1,007	$1,338	$2,273
Expenses assuming no redemption	$697	$1,007	$1,338	$2,273

¡ FEDERATED TAX AWARE FUND-FEDERATED ALL CAP FUND-CLASS C SHARES

¡ FEES AND EXPENSES
This table describes (1) the actual fees and expenses that you may pay if you buy and hold Class C Shares of Federated MDT Tax Aware/All Cap Core Fund as of its most recent Prospectus dated September 30, 2009; (2) the actual fees and expenses that you may pay if you buy and hold Class C Shares of Federated MDT All Cap Core Fund as of its most recent Prospectus dated September 30, 2009; and  (3)  the proforma fees and expenses of Class C Shares of Federated MDT All Cap Core Fund on a combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the Fund's 2009 fiscal year).

Shareholder Fees	Federated MDT Tax Aware/All Cap Core Fund- Class C Shares	Federated All Cap Core Fund – Class C Shares	Federated All Cap Core Fund – Class C Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	1.00%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)1	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.90%	0.75%	0.75%
Distribution (12b-1) Fee	0.75%	0.75%	0.75%
Other Expenses2	4.31%	0.81%	0.79%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Direct and Acquired Annual Fund Operating Expenses3	5.97%	2.32%	2.30%

1 The percentages are based on actual expenses for the entire fiscal year ended July 31, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to Federated MDT Tax Aware/All Cap Core Fund, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expense so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class C Shares (after the voluntary waivers and reimbursements) will not exceed 2.40% for the fiscal year ending July 31, 2010.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.  With respect to Federated MDT All Cap Core Fund and Federated MDT All Cap Core Fund Pro Forma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expense so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Funds’ Class C Shares (after the voluntary waivers and reimbursements) will not exceed 2.09% for the fiscal year ending July 31, 2010.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

2   With respect to Federated MDT Tax Aware/All Cap Core Fund, Federated MDT All Cap Core Fund and Federated MDT All Cap Core Fund Pro Forma Combined, includes a shareholder services fee /account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.

3Total Direct and Acquired Fund Operating Expenses do not correlate to the net expense ratio as a percentage of average net assets presented on the Financial Highlights.  The amount presented on the Financial Highlights reflects operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

¡

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  Expenses assuming no redemption are also shown.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated MDT Tax Aware/All Cap Core Fund, Class C Shares:
Expenses assuming redemption	$694	$1,765	$2,913	$5,688
Expenses assuming no redemption	$594	$1,765	$2,913	$5,688
Federated MDT All Cap Core Fund, Class C Shares:
Expenses assuming redemption	$335	$724	$1,240	$2,656
Expenses assuming no redemption	$235	$724	$1,240	$2,656
Federated MDT All Cap Core Fund, Pro Forma Combined Class C Shares:
Expenses assuming redemption	$333	$718	$1,230	$2,636
Expenses assuming no redemption	$233	$718	$1,230	$2,636

¡

¡ FEDERATED TAX AWARE FUND-FEDERATED ALL CAP FUND-INSTITUTIONAL SHARES

¡ FEES AND EXPENSES
This table describes (1) the actual fees and expenses that you may pay if you buy and hold Institutional Shares of Federated MDT Tax Aware/All Cap Core Fund as of its most recent Prospectus dated September 30, 2009; (2) the actual fees and expenses that you may pay if you buy and hold Institutional Shares of Federated MDT All Cap Core Fund as of its most recent Prospectus dated September 30, 2009; and  (3)  the proforma fees and expenses of Institutional Shares of Federated MDT All Cap Core Fund on a combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the Fund's 2009 fiscal year).

Shareholder Fees	Federated MDT Tax Aware/All Cap Core Fund- Institutional Shares	Federated All Cap Core Fund – Institutional Shares	Federated All Cap Core Fund – Institutional Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)1	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.90%	0.75%	0.75%
Distribution (12b-1) Fee	None	None	None
Other Expenses2	4.18%	0.43%	0.41%
Acquired Fund Fees and Expenses3	0.01%	0.01%	0.01%
Total Direct and Acquired Annual Fund Operating Expenses	5.09%	1.19%	1.17%

1The percentages are based on actual expenses for the entire fiscal year ended July 31, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to Federated MDT Tax Aware/All Cap Core Fund, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expense so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.40% for the fiscal year ending July 31, 2010.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.  With respect to Federated MDT All Cap Core Fund and Federated MDT All Cap Core Fund Pro Forma Combined, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expense so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Funds’ Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.02% for the fiscal year ending July 31, 2010.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through September 30, 2010.

2   With respect to Federated MDT Tax Aware/All Cap Core Fund, Federated MDT All Cap Core Fund and Federated MDT All Cap Core Fund Pro Forma Combined, includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.

3Total Direct and Acquired Fund Operating Expenses do not correlate to the net expense ratio as a percentage of average net assets presented on the Financial Highlights.  The amount presented on the Financial Highlights reflects operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

¡

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Federated MDT Tax Aware/All Cap Core Fund, Institutional Shares	$509	$1,525	$2,539	$5,067
Federated MDT All Cap Core Fund, Institutional Shares	$121	$378	$654	$1,443
Federated MDT All Cap Core Fund, Pro Forma Combined Institutional Shares	$119	$372	$644	$1,420

Comparison of Potential Risks and Rewards:  Performance Information

The performance information below shown below will help you analyze the Federated Tax Aware Fund’s and the Federated All Cap Fund’s investment risks in light of its historical returns.  The bar charts compare the potential risks and rewards of investing in each Fund.  The bar charts provide an indication of the risks of investing in each Fund by showing the variability of each Fund’s shares performance on a calendar year-to-year basis.

The average annual total return tables show returns averaged over the stated periods, and include comparative performance information.  The tables show how each Fund’s average annual total returns for one year, five years and ten years (or start of performance if shorter) compare to the returns of a broad-based securities market index.  The average annual total returns are reduced to reflect applicable sales charges.  Return Before Taxes is shown.  In addition, Return After Taxes is Shown to illustrate the effect of federal taxes on returns.  Actual after tax returns depend upon each investor’s personal tax situation, and are likely to differ from those shown.  The table also shows returns for the applicable Fund’s broad-based securities market index.  Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in a Fund’s performance.  The indexes are unmanaged and, unlike the Funds, are not affected by cash flows.  It is not possible to invest directly in the indexes.

The Funds’ performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Federated Tax Aware Fund Class A and Class C Shares

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT Tax Aware/All Cap Core Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this Prospectus for periods prior to December 11, 2006, is historical information for the MDT Tax Aware/All Cap Core Fund. The MDT Tax Aware/All Cap Core Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund’s Class A Shares total return for the six-month period from January 1, 2009 to September 30, 2009 was 15.53%.

Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 7.20% (quarter ended December 31, 2006). Its lowest quarterly return was (25.70)% (quarter ended December 31, 2008).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Class A Shares and Class C Shares are reduced to reflect all applicable charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 3000 Index  and the Lipper Multi-Cap Core Funds Index. Returns of the Russell 3000 Index do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 3000 Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

(For the Period Ended December 31, 2008)

	1 Year	Start of Performance1
Class A Shares:
Return Before Taxes	(45.09)%	(10.97)%
Return After Taxes on Distributions2	(45.10)%	(10.97)%
Return After Taxes on Distributions and Sale of Fund Shares2	(29.31)%	(9.13)%
Class C Shares:
Return Before Taxes	(42.95)%	(10.14)%
Russell 3000 Index3	(37.31)%	(7.26)%
Lipper Multi-Cap Core Funds Index4	(39.45)%	(8.13)%
1    The Fund’s Class A Shares and Class C Shares start of performance date was September 15, 2005.

2    After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

3    Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $386.9 billion to $182.6 million.

4    Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Federated Tax Aware Fund Institutional  Shares

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT Tax Aware/All Cap Core Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT Tax Aware/All Cap Core Fund. The MDT Tax Aware/All Cap Core Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The Fund’s Institutional Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

The Fund’s Institutional Shares total return for the six-month period from January 1, 2009 to September 30, 2009 was 15.61%.

Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 7.19% (quarter ended December 31, 2006). Its lowest quarterly return was (25.68)% (quarter ended December 31, 2008).

Average Annual Total Return Table
Return Before Taxes is shown for the Fund’s Institutional Shares. In addition, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 3000® Index and the Lipper Multi-Cap Core Funds Index. Returns of the Russell 3000 Index do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 3000 Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
(For the Period Ended December 31, 2008)
	1 Year	Start of Performance1
Institutional Shares:
Return Before Taxes	(41.82)%	(9.26)%
Return After Taxes on Distributions2	(41.88)%	(9.28)%
Return After Taxes on Distributions and Sale of Fund Shares2	(27.18)%	(7.74)%
Russell 3000 Index3	(37.31)%	(7.26)%
Lipper Multi-Cap Core Funds Index4	(39.45)%	(8.13)%

1    The Fund’s Institutional Shares start of performance date was September 15, 2005.
2    After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.
3    Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $386.9 billion to $182.6 million.
4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Federated MDT All Cap Fund Class A and Class C Shares

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that was completed on or about the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for the MDT All Cap Core Fund. The MDT All Cap Core Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The Class A Shares of the MDT All Cap Core Fund commenced operations on February 12, 2003. For the period prior to the commencement of operations of Class A Shares, the performance information shown in the bar chart below is for the Fund’s Institutional Shares, adjusted to reflect the expenses of Class A Shares.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class A Shares total return for the six-month period from January 1, 2009 to September 30, 2009 was 13.70%.

Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 12.25% (quarter ended December 31, 2003). Its lowest quarterly return was (26.42)% (quarter ended December 31, 2008).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Class A Shares and Class C Shares are reduced to reflect all applicable charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 3000 Index  and the Lipper Multi-Cap Core Funds Index. Returns of the Russell 3000 Index do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 3000 Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	Start of Performance1
Class A Shares:2
Return Before Taxes	(46.08)%	(3.52)%	2.11%
Return After Taxes on Distributions3	(46.19)%	(4.64)%	1.03%
Return After Taxes on Distributions and Sale of Fund Shares3	(29.95)%	(3.13)%	1.58%
Class C Shares:
Return Before Taxes	(43.96)%	(3.15)%	2.26%
Russell 3000 Index4	(37.31)%	(1.95)%	3.47%
Lipper Multi-Cap Core Funds Index5	(39.45)%	(2.29)%	3.55%

1    The start of performance date was October 1, 2002. Class A Shares and Class C Shares commenced operations on February 12, 2003 and September 15, 2005, respectively. Performance results shown before that date are for the Institutional Shares, but adjusted to reflect sales charges or the contingent deferred sales charge (CDSC) and expenses applicable to each respective Class.

2    The returns for Class A Shares have been restated to reflect the imposition of a front-end sales charge on purchases as of November 28, 2005.

3    After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

4    The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

5 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Federated All Cap Fund Institutional Shares

Risk/Return Bar Chart and Table

The Fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that was completed on or about the close of business on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in this Prospectus for periods prior to December 11, 2006, is historical information for the MDT All Cap Core Fund. The MDT All Cap Core Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The Fund’s Institutional Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

The Fund’s Institutional Shares total return for the six-month period from January 1, 2009 to September 30, 2009 was 14.00%.

Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 12.41% (quarter ended December 31, 2003). Its lowest quarterly return was (26.33)% (quarter ended December 31, 2008).

Average Annual Total Return Table

Return Before Taxes is shown for the Fund’s Institutional Shares. In addition, Return After Taxes is shown for the Fund’s Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 3000 Index  and the Lipper Multi-Cap Core Funds Index. Returns of the Russell 3000 Index do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The Russell 3000 Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

(For the Period Ended December 31, 2008)

	1 Year	5 Years	Start of Performance1
Institutional Shares:
Return Before Taxes	(42.78)%	(2.16)%	3.30%
Return After Taxes on Distributions2	(42.98)%	(3.32)%	2.22%
Return After Taxes on Distributions and Sale of Fund Shares2	(27.81)%	(2.03)%	2.62%
Russell 3000 Index3	(37.31)%	(1.95)%	3.47%
Lipper Multi-Cap Core Funds Index4	(39.45)%	(2.29)%	3.55%

1    The Fund’s Institutional Shares start of performance date was October 1, 2002.

2    After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

3    The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The performance of the index assumes the reinvestment of dividends or other distributions but does not reflect deductions for fees, expenses or taxes.

4    Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Management’s Discussion of Fund Performance

Attached as Annex C to this Prospectus/Proxy Statement is Management’s Discussion of Fund Performance and a line graph showing performance for the fiscal years of the Federated All Cap Fund.

Financial Highlights

The Financial Highlights for the Federated Tax Aware Fund and Federated All Cap Fund are included as Annex B to this Prospectus/Proxy Statement.  The Financial Highlights will help you understand each Fund’s financial performance for its past five fiscal years.  Some of the information is presented on a per-share basis.  Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

Federated Tax Aware Fund and Federated All Cap Fund

The Financial Highlights will help you understand the financial performance of the Federated Tax Aware Fund’s and the Federated All Cap Fund’s Class A Shares, Class C Shares and Institutional Shares  for the past five fiscal years, or since inception, if the life of the Fund is shorter.  Some of the information is presented on a per share basis.  Total returns represent the rate an investor would have earned (or lost) on an investment in the Federated Tax Aware Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by  Ernst & Young LLP, an independent registered public accounting firm, whose reports, along with the Funds’ audited financial statements, is included in their Annual Reports.

Investment Adviser

The investment adviser for both of the Funds is Federated MDTA LLC (the “MDT Adviser”). The Board governs both Funds. The Board selects and oversees the MDT Adviser, which is registered as an investment adviser with the SEC. Federated Investor, Inc. (“Federated”) acquired MDT Advisers in July 2006. MDT Advisers is responsible for the day-to-day management of the Fund, in accordance with the Fund’s investment objectives and policies (subject to the general supervision of the Fund’s Board). This includes designing, developing, periodically enhancing and implementing the quantitative computer model that drives investment decisions. Federated Advisory Services Company (FASC), an affiliate of the MDT Adviser, provides security and market data and certain other support services to the MDT Adviser. The fee for these services is paid by the MDT Adviser and not by the Fund. The address of the MDT Adviser is 125 High Street, 21st Floor, Boston, Massachusetts 02110. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The MDT Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to nearly 5,300 investment professionals and institutions.

Portfolio Manager Information

Federated Tax Aware Fund and Federated All Cap Fund

The Funds are managed using the Optimum Q Process, the proprietary, quantitative computer model that drives investment selection, which is supported and implemented by the MDT Advisers Investment Team (“Investment Team”) since October 2002.

Effective August 2008, key members of the Investment Team, (Daniel J. Mahr, Frederick L. Konopka, Brian M. Greenberg and Douglas K. Thunen), have been named portfolio managers of the Fund as they continue their work with the Optimum Q Process.

The portfolio managers for the Federated Tax Aware Fund and the Federated All Cap Fund are the same.  Therefore, it is anticipated that the Reorganization will provide continuity of portfolio management to the Federated Tax Aware Fund’s Shareholders.

The following individuals serve as portfolio managers for the Federated Tax Aware Fund and the All Cap Fund:

Daniel J. Mahr joined the Investment Team in 2002. As Managing Director of Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

Frederick L. Konopka, CFA, joined the Investment Team in 1997. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the Optimum Q Process including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

Brian M. Greenberg and Douglas K. Thunen joined the Investment Team in 2004. As Research Managers, they are both responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Mr. Greenberg received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University. Mr. Thunen earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

Additional Portfolio Manager Information

Each Fund’s SAI provides additional information about its portfolio manager’s compensation, management of other accounts and ownership of securities in the Fund.

Investment Advisory Fees and Other Fees/Expenses

The Federated Tax Aware Fund and the Federated All Cap Fund pay certain affiliated and non-affiliated service providers fees as described below.  The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.  For additional information regarding the fees paid by the Funds, please see the section entitled “Summary -- Comparative Fee Tables” in this Prospectus/Proxy Statement.

Investment Advisory Fees

Each Fund’s investment advisory contract provides for payment to the MDT Adviser of the following annual investment advisory fee:

Fund                                                              Advisory Fee
Federated Tax Aware Fund                                                      0.90% of the Fund’s average daily net assets
Federated All Cap  Fund                                                      0.75% of the Fund’s average daily net assets

The MDT Adviser has agreed to voluntarily waive a portion of its investment advisory fee or reimburse the Funds for certain operating expenses at least through September 30, 2010.

Federated Advisory Services Company, an affiliate of the MDT Adviser, provides certain support services to the MDT Adviser.  The fee for these services is paid by the MDT Adviser and not by the Funds.

A discussion of the Board’s review of the investment advisory contract of the Federated Tax Aware Fund and the Federated All Cap Fund is available in each of the Funds’ Annual Report dated July 31, 2009.

Administrative Fees

Federated Administrative Services (“FAS”), an affiliate of the MDT Adviser, serves as administrator to the Federated Tax Aware Fund and the Federated All Cap Fund and provides certain administrative personnel and services as necessary.  FAS provides these services at an annual rate based on the average aggregate daily net assets of the Funds and most of the other Federated funds advised by the MDT Adviser or its affiliates.  The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion.  FAS’ minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares.  FAS may choose to voluntarily waive a portion of its fees or reimburse the Funds for expenses.  Any voluntary waiver or reimbursement may be terminated by FAS at any time in its sole discretion.

FAS also may provide certain accounting and recordkeeping services with respect to a Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

Service Fees

The Federated Tax Aware Fund and the Federated All Cap Fund’s Class A Shares and Class C Shares each are party to a Shareholder Services Agreement under which a Fund may pay service fees of up to 0.25% of the average daily net assets of the Fund to financial intermediaries or to Federated Shareholder Services Company (“FSSC”), an affiliate of the MDT Adviser, for providing certain personal services for shareholders and the maintenance of shareholder accounts.  The Shareholder Services Agreement provides that FSSC either will perform shareholder services directly or will select financial institutions to perform such services.  Financial institutions will receive fees based upon shares owned by their clients or customers.  Intermediaries that receive Service Fees may include a company affiliated with management of the MDT Adviser or its parent company, Federated Investors, Inc.  The schedule of such fees and the basis upon which such fees will be paid are determined from time to time by a Fund and FSSC.  If a financial intermediary receives service fees on an account, it is not eligible to also receive account administration fees on that same account.

Rule 12b-1 Fees

Federated Securities Corp. (“FSC” or the “Distributor”), an affiliate of the MDT Adviser, is the principal distributor for shares of the Federated Tax Aware Fund and the Federated All Cap Fund.  The Funds have adopted a Rule 12b-1 Distribution Plan (the “Distribution Plan”) pursuant to which the Funds may pay marketing fees to the Distributor in an amount up to the following annual rates:

Fund                                                 Share Class                                       Distribution (12b-1) Fee
Federated Tax Aware Fund                        Class A Shares                                             0.05% of average net assets of Class A Shares
          Class C Shares                           0.75% of average net assets of Class C Shares

Federated All Cap Fund                              Class A Shares                                             0.05% of average net assets of Class A Shares
          Class C Shares                                             0.75% of average net assets of Class C Shares

The fees are paid to the Distributor for the sale, distribution, administration and customer servicing of the applicable share classes of the Funds.  When the distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers purchase shares of the Funds.  Because the applicable share classes of the Funds pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.  The Distributor may choose to voluntarily waive a portion of its fees or reimburse the Funds for expenses.  Any voluntary waiver or reimbursement may be terminated by the Distributor at any time in its sole discretion.  The Rule 12b-1 fees for the Funds’ Class A Shares was not charged or accrued during the fiscal year ended July 31, 2009.  The Funds; Class A Shares have present intention of paying or accruing the fee for the fiscal year ended July 31, 2010.

Account Administration Fees

The Federated Tax Aware Fund and the Federated All Cap Fund’s Class A and Class C Shares may pay account administration fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders.  If a financial intermediary receives account administration fees on an account, it is not eligible to also receive service fees or recordkeeping fees on that same account.

Recordkeeping Fees

The Federated Tax Aware Fund and the Federated All Cap Fund may pay recordkeeping fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives recordkeeping fees on an account, it is not eligible to also receive account administration fees or networking fees on that same account.

Networking Fees

The Federated Tax Aware Fund and the Federated All Cap Fund may reimburse networking fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts.  If a financial intermediary receives networking fees on an account, it is not eligible to also receive recordkeeping fees on that same account.

Front-End Sales Charge Reallowances

The Distributor receives a front-end sales charge on certain share sales.  The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.  When a financial intermediary’s customer purchases Class A Shares of the Federated Tax Aware Fund and the Federated All Cap Fund, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares
Dealer Reallowance as a Percentage
Purchase Amounts                                                      of Public Offering Price
Less than $50,000                                                                5.00%
$50,000 but less than $100,000                                                                 4.00%
$100,000 but less than $250,000                                                                 3.25%
$250,000 but less than $500,000                                                                 2.25%
$500,000 but less than $1 million                                                                 1.80%
$1 million or greater                                                                        0.00%

Advance Commissions

When a financial intermediary’s customer purchases Class A Shares or Class C Shares of the Federated Tax Aware Fund and the Federated All Cap Fund, the financial intermediary may receive an advance commission as follows:

Class A Shares (for purchases over $1 million)
Advance Commission as a Percentage
Purchase Amounts                                                      of Public Offering Price
First $1 million - $5 million                                                                 0.75%
Next $5 million - $20 million                                                                 0.50%
Over $20 million                                                                        0.25%

Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by letter of intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Class C Shares
Advance Commission as a Percentage
                         of Public Offering Price
All Purchase Amounts                                                                 1.00%

Additional Payments to Financial Intermediaries

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of shares or provide services to shareholders of the Federated Tax Aware Fund and the Federated All Cap Fund.  The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of a Fund to you.  In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser).  These payments are not reflected in the fees and expenses listed in the fee table section of a Fund’s Prospectus (or the comparative fee tables included in the section entitled “Summary – Comparative Fee Tables) in this Prospectus/Proxy Statement) and described above because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.  These payments may be in addition to payments of Rule 12b-1 fees and/or service fees and/or account administration fees and/or recordkeeping fees and/or network fees made by the Fund to the financial intermediary.  In connection with these payments, the financial intermediary may elevate the prominence or profile of a Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization.  You can ask your financial intermediary for information about any payments it receives from the Distributor or the Funds and any services provided.

Procedures for Purchasing, Redeeming and Exchanging Shares

The transfer agent and dividend-disbursing agent for the Federated Tax Aware Fund and the Federated All Cap Fund is State Street Bank and Trust Company.  Services provided by State Street Bank include the issuance, cancellation and transfer of the Funds’ shares, and the maintenance of records regarding the ownership of such shares.

Procedures for the purchase, redemption and exchange of the Federated All Cap Fund’s shares are substantially the same as the procedures applicable to the purchase, redemption and exchange of the Federated Tax Aware Fund’ shares.  For a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Federated All Cap Fund’s shares and the Federated Tax Aware Fund’s shares, refer to the Prospectus for Federated All Cap Fund dated September 30, 2009, and the Prospectus of the Federated Tax Aware Fund dated September 30, 2009, respectively.  Set forth below is a brief description of the significant purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Funds’ shares.

Purchases

Shares of the Federated Tax Aware Fund and the Federated All Cap Fund may be purchased any day the New York Stock Exchange (NYSE) is open.  When a Fund receives your transaction request in proper form (as described in each Fund’s Prospectus), it is processed at the next calculated NAV of a share, plus any applicable front-end sales charge (public offering price).  A share’s NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.  Each Fund calculates the NAV of each class of shares by valuing the assets allocated to the share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of shares of the class outstanding.  When a Fund holds fixed income securities that trade on days when the NYSE is closed, the value of the Fund’s assets may change on days you may not purchase, redeem or exchange shares.

Purchases of a Fund’s shares may be made through a financial intermediary, directly from the Fund by wire and by check or through an exchange from the same share class of another Federated fund (for exchanges, you must meet the minimum initial investment requirements for purchasing shares and both accounts must have identical registrations).  An institution may establish and account and place an order by calling a Fund and the shares will be priced at the next calculated NAV after the Fund receives the order.

Once you have opened an account, purchases of additional shares may be made automatically on a regular basis using the Systematic Investment Program (“SIP”) (to use the SIP, an investor needs to complete the SIP section of the new account form or contact the Fund or the investor’s financial intermediary).  Once you have opened an account, purchases of additional shares also may be made through a financial institution that is an ACH member (the purchase option can be established by completing the appropriate section of the new account form).  Each Fund reserves the right to reject any request to purchase or exchange shares.  If a Fund offers more than one share class and the class choice is not specified on the new account form or form of payment (e.g., Federal reserve wire or check), investors automatically receive Class A Shares.

Purchasers of the Federated All Cap Fund’s and the Federated Tax Aware Fund’s Class A Shares incur a front-end sales charge of up to 5.50% of the public offering price on purchase amounts less than $1 million.  The sales charges are subject to the breakpoint discounts and rights of accumulation, which are substantially similar for each Fund and are described in each Fund’s Prospectus for its Class A Shares.  The sales charges on Class A Shares also may be reduced or eliminated in certain circumstances described in the Prospectuses for each Fund (which circumstances are substantially similar for each Fund).

For purchases of $1 million or more, a CDSC of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

There is no front-end sales charge upon purchase of the Federated All Cap Fund’s and the Acquired  Fund’s Class C Shares; however, upon redemption, holders of the Federated All Cap Fund’s and Federated Tax Aware Fund’s  Class C Shares will incur a CDSC of up to 1.00% on Class C Shares redeemed within 12 months of the purchase date.

The CDSC on the Class A Shares and Class C Shares of the Funds is calculated using the share price at the time of purchase or redemption, whichever is lower.  The CDSC on Class C Shares may be reduced or eliminated in certain circumstances described in the Prospectuses for the Federated All Cap Fund and the Federated Tax Aware Fund.

The Funds’ minimum initial and subsequent investment amounts are the same.
Fund	Initial Investment Minimum	Subsequent Investment Minimum	Systematic Investment Program Initial/Subsequent Investment Minimum
Federated Tax Aware Fund/Federated All Cap Fund - Class A Shares	$1,500	$100	$50/$50
Federated Tax Aware Fund/Federated All Cap Fund – Class C Shares	$1,500	$100	$50/$50
Federated Tax Aware Fund/Federated All Cap Fund—Institutional Shares	$1,000,000	None	$50/$100

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $1,500.  Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.

Redemptions and Exchanges

Shares of the Federated Tax Aware Fund and the Federated All Cap Fund may be redeemed or exchanged any day the NYSE is open.  Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from a Fund by telephone or by mailing a written request.  Shares also may be redeemed or exchanged in a minimum amount of $100 on a regular basis using a systematic withdrawal/exchange program (to use the systematic withdrawal/exchange program, an investor must complete the appropriate section of the new account form or an account service options form or contact the investor’s financial intermediary or the Fund).  An investor’s account value must meet the minimum initial investment amount at the time the systematic withdrawal/exchange program is established.  Generally, it is not advisable to continue to purchase shares subject to a sales charge while redeeming shares using the systematic withdrawal/exchange program.  Shares of a Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV.

Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund into shares of the same class of another Federated fund.  An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.  The Funds may modify or terminate the exchange privilege at any time.

Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling, the Funds at 1-800-341-7400.

Dividends and Distributions; Tax Information; Frequent Trading; Portfolio Holdings Disclosure Policies; Change of Custodian

Dividends and Distributions

The Federated Tax Aware Fund and the Federated All Cap Fund declare and pay any dividends annually to shareholders.  Dividends will be automatically reinvested in additional shares without a sales charge, unless you elect a cash payment.
In addition, the Funds pay any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements.  Your dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect cash payments.  Dividends and capital gains distributions may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares.  No interest will accrue on amounts represented by uncashed distribution checks.  If you purchase shares just before the record date for a capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the record date for a capital gain.  Contact your financial intermediary or the Funds for information concerning when dividends and capital gains will be paid.  Under the federal securities laws, a Fund is required to provide a notice to shareholders regarding the source of distributions made by a Fund if such distributions are from sources other than ordinary investment income.

Tax Information

It is anticipated that the Federated Tax Aware Fund’s and the Federated All Cap Fund’s distributions will be primarily ordinary income and capital gains.  Each Fund’s distributions of ordinary income and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Ordinary income and  dividends are taxable at different rates depending on the source of dividend income. Capital gains distributed by a Fund are taxable at different rates depending upon the length of time the Fund held the assets giving rise to those capital gains. Redemptions and exchanges of Fund shares are taxable sales.

Frequent Trading

Frequent or short-term trading into and out of the Federated Tax Aware Fund and the Federated All Cap Fund can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Funds’ investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds.  Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated.

Each Funds’ Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Funds’ shares.  These policies and procedures are substantially similar for each of the Funds and are described in each Fund’s Prospectus, which is incorporated herein by reference.

Portfolio Holdings Disclosure Policies

The SAI of the Federated Tax Aware Fund, and the SAI of the Federated All Cap Fund, each contain a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities.  The SAIs are available on Federated’s website at FederatedInvestors.com.

INFORMATION ABOUT THE REORGANIZATION

Description of the Agreement and Plan of Reorganization

The Plan for the Reorganization provides for the Reorganization to occur on the Closing Date, which is expected to be on or after March 19, 2010.  On the Closing Date, all of the assets of the Federated Tax Aware Fund will be transferred to the Federated All Cap Fund.  In exchange for the transfer of these assets, the Federated All Cap Fund will simultaneously issue to the Federated Tax Aware Fund a number of full and fractional Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated All Cap Fund equal in value to the aggregate NAV of the Class A Shares, Class C Shares and Institutional Shares of the Federated Tax Aware Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.

The value of the Federated Tax Aware Fund’s assets to be acquired by the Federated All Cap Fund shall be the value of such assets at the closing on the Closing Date of the Reorganization using the valuation procedures set forth in the Federated All Cap Fund’s Declaration of Trust and its current Prospectus and SAI, or such other valuation procedures as the Federated Tax Aware Fund and the Federated All Cap Fund shall mutually agree.  There are no material differences between the valuation procedures of the Federated Tax Aware Fund and the Federated All Cap Fund.  Consequently, it is not anticipated that the use of the Federated All Cap Funds’ valuation procedures will result in a material revaluation of the Federated Tax Aware Fund’s assets at the time of the Reorganization.

The Federated All Cap Fund is expected to be the accounting survivor in the Reorganization.  The Federated Tax Aware Fund will discharge all of its liabilities and obligations prior to consummation of the Reorganization.  Following the transfer of its assets in exchange for Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated All Cap Fund, the Federated Tax Aware Fund will distribute the Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated All Cap Fund pro rata to shareholders of record of Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Tax Aware Fund, in complete liquidation and dissolution/termination of the Federated Tax Aware Fund.  Shareholders of the Federated Tax Aware Fund owning Class A Shares, Class C Shares or Institutional Shares (as applicable) at the Closing on the Closing Date of the Reorganization will receive a number of Class A Shares, Class C Shares Institutional Shares (as applicable) of the Federated All Cap Fund with the same aggregate value as the shareholder had in the Federated Tax Aware Fund immediately before the Reorganization.  This distribution will be accomplished by the establishment of accounts in the names of the Federated Tax Aware Fund’s shareholders on the share records of the Federated All Cap Fund’s transfer agent.  The Federated All Cap Fund does not issue share certificates to shareholders.

Following the consummation of the Reorganization, the Federated Tax Aware Fund will be dissolved/terminated, and the Trust will amend its Declaration of Trust to remove the Federated Tax Aware Fund as portfolios of the Trust and to reflect the liquidation and dissolution/termination of the Federated Tax Aware Fund.  The transfer of shareholder accounts from the Federated Tax Aware Fund to the Federated All Cap Fund will occur automatically.  It is not necessary for the Federated Tax Aware Fund’s shareholders to take any action to effect the transfer.  Please do not attempt to make the transfer yourself.  If you do so, you may disrupt the management of the Federated Tax Aware Fund’s portfolios, and you may incur sales charges that you would not incur in the Reorganization.

The Plan contains customary representations, warranties and conditions.  The Plan provides that the consummation of the Reorganization is conditioned upon, among other things:  (i) approval of the Reorganization by the shareholders of the Federated Tax Aware Fund; and (ii) the receipt by the Trust and the Federated All Cap Fund of an opinion to the effect that the Reorganization will be tax-free under the Code to the Federated Tax Aware Fund, its shareholders and the Federated All Cap Fund.  The Plan may be terminated by mutual agreement of the Trust and the Federated All Cap Fund or if, before the Closing Date, there is a breach of a representation, warranty or agreement contained in the Plan, any of the required conditions have not been met, or the Board of the Fund determines that the Reorganization is not in the best interest of the shareholders of the Fund.

See the section entitled “Information About the Reorganization -- Costs of the Reorganization” in this Prospectus/Proxy Statement for a description of the expense provisions of the Plan.

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan.  A copy of the Plan for the Reorganization is attached hereto as Annex A and incorporated herein by reference.

Costs of the Reorganization

The Federated Tax Aware Fund and the Federated All Cap Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of each Plan (and summarized below).

The Federated Tax Aware Fund will pay the following direct proxy expenses relating to its participation in the Reorganization: (a) cost of processing, printing and mailing of proxy materials (i.e., this Prospectus/Proxy Statement and other materials used in connection with the special meeting of shareholders); and (b) the cost of soliciting and tabulating the vote of its shareholders in connection with the special meeting.  Similar to other reorganization transactions, the MDT Adviser also estimates that the Federated Tax Aware Fund may bear brokerage expenses related to the Reorganization.  However, these brokerage expenses are expected to be minimal.  In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Federated Tax Aware Fund or the Federated All Cap Fund may incur transaction expenses associated with the purchase and sale of portfolio securities.  The Federated Tax Aware Fund will be responsible for paying registration fees on an as-incurred basis.

The MDT Adviser, or its affiliates, will pay all remaining expenses associated with the Federated All Cap Fund’s and Federated Tax Aware Fund’s participation in the Reorganization.  Such other expenses include:  (a) expenses associated with the preparation and filing of the proxy materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.

Given the large waiver positions of the Federated Tax Aware Fund, and the fact that the Federated Tax Aware Fund is being operated at its applicable voluntary expense caps, the MDT Adviser will likely indirectly pay the expenses that the Federated Tax Aware Fund will be responsible to pay (except for brokerage expenses); thus the effect on the net asset values of the Federated Tax Aware Fund as a result of the payment of the direct proxy expenses and brokerage expenses would not be significant, if any (after taking into account the impact of waivers).  See the section entitled “Summary – Reasons for the Proposed Reorganization” in this Prospectus/Proxy Statement for additional information regarding Federated’s indirect payment of such expenses and the impact of waivers.

Description of the Federated Tax Aware Fund’s and Federated All Cap Fund’s Share Classes and Capitalization

The Class A Shares of the Federated All Cap Fund to be issued to shareholders of the Federated Tax Aware Fund’s Class A Shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights.  The Class C Shares of the Federated All Cap Fund to be issued to shareholders of the Federated Tax Aware Fund’s Class C Shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights.  The Institutional Shares of the Federated All Cap Fund to be issued to shareholders of the Federated Tax Aware Fund’s Institutional Shares will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights.  Reference is hereby made to the Prospectus of the Federated All Cap Fund provided herewith for additional information about the Class A Shares, Class C Shares and Institutional Shares of the Federated All Cap Fund.

The following tables set forth the unaudited capitalization of the Acquiring Fund’s and the Federated Tax Aware Fund’s Class A Shares, Class C Shares and Institutional Shares as of  October 31, 2009 and on a pro forma combined basis after giving effect to the Reorganization.

The following table sets forth the unaudited capitalization of the Federated MDT Tax Aware/All Cap Core Fund into Federated MDT All Cap Core Fund as of October 31, 2009.

Fund	Total Net Assets*	Shares Outstanding	Net Asset Value Per Share
Federated MDT Tax Aware/All Cap Core Fund – Class A Shares	$4,733,337	581,232	$8.14
Share Adjustments		(122,130)
Federated MDT All Cap Core Fund – Class A Shares	$75,786,248	7,348,496	$10.31
Federated MDT All Cap Core Fund, Pro Forma Combined – Class A Shares	$80,519,585	7,807,598	$10.31

Federated MDT Tax Aware/All Cap Core Fund – Class C Shares	$2,197,963	278,648	$7.89
Share Adjustments		(59,727)
Federated MDT All Cap Core Fund – Class C Shares	$49,428,016	4,925,256	$10.04
Federated MDT All Cap Core Fund, Pro Forma Combined – Class C Shares	$51,625,979	5,144,177	$10.04

Federated MDT Tax Aware/All Cap Core Fund – Institutional Shares	$3,992,965	487,522	$8.19
Share Adjustments		(105,054)
Federated MDT All Cap Core Fund – Institutional Shares	$48,967,621	4,690,896	$10.44
Federated MDT All Cap Core Fund, Pro Forma Combined – Institutional Shares	$52,960,586	5,073,364	$10.44

* Does not reflect additional $2,043,061 assets of Federated MDT All Cap Core Fund represented by another share class.

Federal Income Tax Consequences

As a condition to the Reorganization, the Federated All Cap Fund and the Federated Tax Aware Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•
the Reorganization as set forth in the Plan will constitute a tax-free “reorganization” under section 368(a) of the Code, and the Federated Tax Aware Fund and the Federated All Cap Fund each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

•
no gain or loss will be recognized by the Federated All Cap Fund upon its receipt of the Federated Tax Aware Fund’s assets in exchange for Class A Shares, Class C Shares and Institutional Shares of the Federated All Cap Fund;

•
no gain or loss will be recognized by the Federated Tax Aware Fund upon either the transfer of its assets to the Federated All Cap Fund in exchange for the Federated All Cap Fund’s Class A Shares, Class C Shares and Institutional Shares or upon the distribution of the Federated All Cap Fund’s Class A Shares, Class C Shares and Institutional Shares (as applicable) to the Federated Tax Aware Fund’s shareholders in exchange for their Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Tax Aware Fund;

•
no gain or loss will be recognized by shareholders of the Federated Tax Aware Fund upon exchange of their Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Tax Aware Fund for Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated All Cap Fund;

•
the aggregate tax basis of the Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated All Cap Fund received by each shareholder of the Federated Tax Aware Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Class A Shares, Class C Shares and Institutional Shares (as applicable) of the Federated Tax Aware Fund held by such shareholder immediately prior to the Reorganization;

•
the holding period of the Federated All Cap Fund’s Class A Shares, Class C Shares and Institutional Shares (as applicable) received by each shareholder of the Federated Tax Aware Fund will include the period during which the Federated Tax Aware Fund’s Class A Shares, Class C Shares and Institutional Shares (as applicable) exchanged therefor were held by such shareholder, provided the Class A Shares, Class C Shares and Institutional Shares  (as applicable) of the Federated Tax Aware Fund were held as capital assets on the date of the Reorganization;

•
the tax basis of each of the Federated Tax Aware Fund’s assets acquired by the Federated All Cap Fund will be the same as the tax basis of such assets to the Federated Tax Aware Fund immediately prior to the Reorganization; and

•	the holding period of the assets of the Federated Tax Aware Fund in the hands of the Federated All Cap Fund will include the period during which those assets were held by the Federated Tax Aware Fund.

&ltR&gt
Such opinion shall be based on customary assumptions and such representations as tax counsel may reasonably request and the Funds will cooperate to make and certify the accuracy of such representations.  The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Federated All Cap Fund, the Federated Tax Aware Fund or the Federated Tax Aware Fund’s shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  The requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.
&lt/R&gt

Opinions of counsel are not binding upon the Internal Revenue Service or the courts.  If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of the Federated Tax Aware Fund would recognize a taxable gain or loss equal to the difference between the shareholder’s tax basis in the shareholder’s shares of the Federated Tax Aware Fund and the fair market value of the shares of the Federated All Cap Fund received in exchange therefor.

See the discussion under the section entitled “Summary --Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization, including (without limitation) information on the Funds’ unrealized gains/losses and capital loss carryforwards, and the possibility that the Federated Tax Aware Fund may make distributions (which may be taxable) of ordinary income and/or realized capital gains to its respective shareholders prior to the Reorganization being consummated.

Shareholders of the Federated Tax Aware Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about the state and local tax consequences, if any, of the Reorganization.

Comparative Information on Shareholder Rights

The Federated Tax Aware Fund and the Federated All Cap Fund are series of an open-end, management investment company. The investment company is organized as a business trust established under the laws of the Commonwealth of Massachusetts.  The rights of shareholders of the Federated Tax Aware Fund and the Federated All Cap Fund are defined by the Fund’s Declaration of Trust, as applicable and Bylaws.  There are no differences between your rights as a shareholder of the Federated Tax Aware Fund and your rights as a shareholder of the Federated All Cap Fund.  The table below summarizes the rights of a shareholder of the Federated Tax Aware Fund and the Federated All Cap Fund.

CATEGORY	FEDERATED TAX AWARE FUND AND FEDERATED ALL CAP FUND
Preemptive Rights	None
Preferences	None
Appraisal Rights	None
Conversion Rights	None
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the Funds’ prospectuses)	None
Annual Meetings	Not required
Right to Call Shareholder Meetings	Shall be called upon the written request of the holders of at least 10% of outstanding shares of the Fund entitled to vote at the meeting.
Notice of Meetings	Mailed to each shareholder entitled to vote at least fifteen days before the meeting.

CATEGORY	FEDERATED TAX AWARE FUND AND FEDERATED ALL CAP FUND
Record Date For Meetings	The Board of Trustees may fix a date not more than 90 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any Meeting of shareholders.
Quorum for Meetings
To constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of more than one-half of the total number of outstanding Shares of all Series and Classes entitled to vote at such meeting.  When any one or more Series or Classes is entitled to vote as a single Series or Class, more than one-half of the Shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholders' meeting of that Series or Class.  If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the Shares present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.

Vote Required for Election of Trustees	A plurality of votes cast at the meeting.
Adjournment of Meetings
In the absence of a quorum, a plurality of the shares present in person or by proxy entitled to vote may adjourn the meeting from time to time without further notice than by announcement at the meeting until a quorum shall be present.

Category	FEDERATED TAX AWARE FUND AND FEDERATED ALL CAP FUND
Removal of Trustees by Shareholders
A Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.  Any removals shall be effective as to the Trust and each Series and Class thereunder.

Personal Liability of Officers and Trustees
Trustees and officers of the Trust shall be liable for the their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trust or officer, as the case may be, and for nothing else.

Personal Liability of Shareholders
No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Series or Class of the Trust for the payment or performance thereof.

Each Shareholder or former Shareholder of any Series or Class (or their heirs, executors, administrators or other legal representatives or, in case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including, without limitation, the fees and disbursements of counsel if, contrary to the provisions hereof, such Shareholder or former Shareholder of such Series or Class shall be held to be personally liable.  Such indemnification shall come exclusively from the assets of the relevant Series or Class.

Category	FEDERATED TAX AWARE FUND AND FEDERATED ALL CAP FUND
Rights of Inspection
Under Massachusetts law, and under the Bylaws of the Trust, the trustees of a Massachusetts business trust may from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each series and class of shares of the Trust or any of them may be open to the inspection of the shareholders of any series or class; and no shareholder may have any right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the series or class in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the trustees or by resolution of the shareholders of the relevant series or class.

Liquidation and Dissolution
The trustees of a Massachusetts business trust may resolve to liquidate or dissolve a fund or new fund, or any class thereof, without prior shareholder approval and without first redeeming all of the shares of the respective fund.  Although Massachusetts law allows the trust to liquidate without shareholder approval, the declaration of trust can amend this allowance.  The declaration of trust provides that the Trust may sell all of its assets upon approval by a majority of the shareholders.

Number of Authorized Shares; Par Value	Shares shall have $.001 per share without par value.

INFORMATION ABOUT FEDERATED TAX AWARE FUND AND FEDERATED ALL CAP FUND

Where to Find Additional Information

Information about the Federated Tax Aware Fund is included in its Prospectus and SAI dated September 30, 2009, each of which is incorporated herein by reference.  Information about the Federated All Cap Fund is included in its Prospectus and its SAI dated September 30, 2009, each of which is incorporated herein by reference.  A copy of the Prospectus for the Federated All Cap Fund accompanies this Prospectus/Proxy Statement.  Copies of the SAI of the Federated All Cap Fund, the Prospectus and SAI of the Federated Tax Aware Fund and the SAI dated January 12, 2010, relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561.  The Prospectus and SAI of the Federated Tax Aware Fund and the Federated All Cap Fund are also available electronically on Federated’s website at FederatedInvestors.com.

The Federated All Cap Fund, and the Trust, on behalf of the Federated Tax Aware Fund, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC.  Reports, proxy and information statements and other information filed by the Federated All Cap Fund and by the Trust, on behalf of the Federated Tax Aware Fund, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

Legal Proceedings

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Proxies are being solicited by the Board of the Trust, on behalf of their portfolios, the Federated Tax Aware Fund.  The proxies will be voted at the special meeting of shareholders of the Federated Tax Aware Fund to be held at 2:00 p.m. (Eastern Time) on March 5, 2010, at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561(each such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).

The cost of the solicitation, including the processing, printing and mailing of proxy materials, will be borne by the Federated Tax Aware Fund.  Given the large waiver positions of the Federated Tax Aware Fund, and the fact that the Federated Tax Aware Fund are being operated at their applicable voluntary expense caps, the MDT Adviser will indirectly pay the expenses that the Federated Tax Aware Fund will be responsible to pay (except for brokerage expenses). The MDT Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.  (See the section entitled “Information About the Reorganization – Costs of the Reorganization” in this Prospectus/Proxy Statement for further information regarding which parties are responsible for paying the costs and expenses of the Reorganization.)  In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the MDT Adviser or its affiliates or, if necessary, a communications firm retained for this purpose.  Such solicitations may be by telephone, through the Internet or otherwise.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.

The purpose of the Special Meeting is set forth in the accompanying Notice.  The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting.  Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.  This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about January 20, 2010, to shareholders of record at the close of business on  December 24, 2010 (the “Record Date”).

The Federated Tax Aware Fund’s Annual Report, which include audited financial statements for its fiscal year ended July 31, 2009, and the Federated Tax Aware Fund’s Semi-Annual Report containing unaudited financial statements for the six-month period ended January 31, 2009, were previously mailed to shareholders of the Federated Tax Aware Fund.  The Federated All Cap Fund’s Annual Report, which includes audited financial statements for its fiscal year ended July 31, 2009, and its Semi-Annual Report containing unaudited financial statements for the six-month period ended January 31, 2009, were previously mailed to shareholders of the Federated All Cap Fund.  The Federated Tax Aware Fund and Federated All Cap Fund will each promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of its Annual Report and/or Semi-Annual Report.  Requests for Annual Reports or Semi-Annual Reports for the Federated All Cap Fund or the Federated Tax Aware Fund may be made by writing to the Funds’ principal executive offices or by calling the toll-free telephone number, 1-800-341-7400.  The principal executive office for the Funds is located at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561.  These reports are also available electronically on Federated’s website at FederatedInvestors.com.

Proxies, Quorum and Voting at the Special Meeting

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.  Each Class A Share, Class C Share and Institutional Share of Federated Tax Aware Fund, is entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote.  The votes of shareholders of Federated All Cap Fund are not being solicited since their approval is not required in order to effect the Reorganization.

Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person.  All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies.  If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the applicable Agreement and Plan of Reorganization.

In order to hold a Special Meeting, a “quorum” of shareholders of the Federated Tax Aware Fund must be present.  Due to the requirements of the 1940 Act discussed in the next paragraph, holders of more than 50% of the total number of Class A Shares, Class C Shares and Institutional Shares of the Federated Tax Aware Fund, entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Plan with respect to the Reorganization of the Federated Tax Aware Fund with and into the Federated All Cap Fund.

Shareholder approval with respect to the proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined in the 1940 Act.  Regarding the Reorganization of the Federated Tax Aware Fund with and into the Federated All Cap Fund, this vote requires the lesser of:  (A) 67% or more of the Class A Shares, Class C Shares and Institutional Shares of the Federated Tax Aware Fund present at the Special Meeting, voting together, if the shareholders of more than 50% of the outstanding Class A Shares, Class C Shares and Institutional Shares of the Federated Tax Aware Fund are present or represented by proxy; or (B) more than 50% of the outstanding Class A Shares, Class C Shares and Institutional  Shares of the Federated Tax Aware Fund, voting together.

For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum shall be present.  In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal.  All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.  The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.  A shareholder vote may be taken on a proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

Share Ownership of the Funds

Officers and Trustees of the Trust own less than 1% of the Federated Tax Aware Fund’s outstanding shares.
At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding Class A Shares of Federated Tax Aware Fund: UBS, Jersey City, NJ, owned approximately 193,745 Shares (34.13%) and Edward Jones & Co., Maryland Hts., MO, owned approximately 64,235 Shares (11.32%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5%  or more of the outstanding Class C Shares of Federated Tax Aware Fund: Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 80,505 Shares (31.59%); UBS, Jersey City, NJ, owned approximately 55,004 Shares (21.59%); Gregory Lentz, Lansdowne, PA, owned approximately 36, 075 Shares (14.16%); and Pershing LLC, Jersey City, NJ, owned approximately 13,118 Shares (5.15%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding Institutional Shares of Federated Tax Aware Fund: Pershing LLC, Jersey City, NJ, owned approximately 307,979 Shares (65.65%); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 106,101 Shares (22.62%) and Donna Berman, Lexington, MA, owned approximately 28,725 Shares (6.12%).

Officers and Trustees of Federated All Cap Fund own less than 1% of each class of Federated All Cap Fund’s outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding Class A Shares of Federated All Cap Fund: UBS, Jersey City, NJ, owned approximately 2,719,064 Shares (39.75%); Edward Jones & Co., Maryland Hts., MO, owned approximately 773,494 Shares (11.31%) Citigroup Global Markets, Inc., New York, NY, owned approximately 430,565 Shares (6.29%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding Class C Shares of Federated All Cap Fund: Citigroup Global Markets, Inc., New York, NY, owned approximately 1,853,386 Shares (39.81%); UBS, Jersey City, NJ, owned approximately 665,782 Shares (14.30%); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 605,838 Shares (13.01%) and First Clearing, Inc., St. Louis, MO, owned approximately 280,317 Shares (6.02%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding Institutional  Shares of Federated All Cap Fund: Emjay Corporation, Greenwood Village, CO, owned approximately 727,730 Shares (16.36%); Citigroup Global Markets, Inc., New York, NY, owned approximately 453,803 Shares (10.20%); National Financial Services LLC, New York, NY, owned approximately 432,108 Shares (9.72%) and Pershing LLC, Jersey City, NJ, owned approximately 236,784 Shares (5.32%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Citigroup Global Markets, Inc., is organized in the state of New York and is a subsidiary of Citigroup, Inc. organized in the state of New York.

Merril Lynch Pierce Fenner & Smith is organized in the state of Delaware and is a subsidiary of Merrill Lynch & Co., Inc., organized in the state of Delaware.

Pershing LLC is organized in the state of Delaware and is a subsidiary of Bank of New York Company, Inc., organized in the state of New York.

UBS is organized in the state of Delaware and is a subsidiary of UBS Financial Services, Inc., organized in the state of Delaware.

Interests of Certain Persons

Each Fund is managed by the MDT Adviser.  The MDT Adviser is a subsidiary of Federated.  All of the voting securities of Federated are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.  John F. Donahue and J. Christopher Donahue currently serve as trustees of both the Trust and the Federated All Cap Fund.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The Federated Tax Aware Fund is not required, and does not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposal for consideration for inclusion in a Proxy Statement for the next meeting of shareholders should send their written proposals to Federated MDT Series, Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Federated Tax Aware Fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

/s/ John W. McGonigle
John W. McGonigle, Secretary

January 12, 2010

ANNEX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of _____________, 2010 by and between Federated MDT Series, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Trust”), on behalf of its series,  FEDERATED MDT TAX AWARE /ALL CAP CORE FUND (the “Acquired Fund”), and the Trust, on behalf of its series, FEDERATED MDT ALL CAP CORE FUND (the “Acquiring Fund”, and collectively with the Acquired Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder.  The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund (which offers Class A Shares, Class C Shares and Institutional Shares, the “Acquired Fund Shares”) in exchange for shares (Class A Shares, Class C Shares and Institutional Shares, respectively ), no par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the distribution of the Acquiring Fund Shares (Class A Shares, Class C Shares and Institutional Shares) to the holders of the Acquired Fund Shares (Class A Shares, Class C Shares and Institutional Shares, respectively); and (iii) the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, both Funds are a separate series of the Trust, the Trust is an open-end, registered management investment company and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Funds are authorized to issue their shares of beneficial interests;

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

1.1           THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund.  In exchange, the Acquiring Fund agrees to deliver to the Acquired Fund the number of full and fractional shares of each class of the Acquiring Fund Shares determined by multiplying (a) the shares outstanding of each class of the Acquired Fund Shares by (b) the ratio computed by dividing (x) the net asset value per share of such class of the Acquired Fund Shares by (y) the net asset value per share of the  corresponding class of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2.  Holders of the Acquired Fund’s Class A Shares, Class C Shares and Institutional Shares will receive Class A Shares, Class C Shares and Institutional Shares, respectively, of the Acquiring Fund.  Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2           ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund.  The assets to be acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and shall be excluded from the Valuation of Assets under paragraph 2.1 and the corresponding calculation of net asset value per share of  the class of the Acquired Fund Shares under this Agreement.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements.  The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

1.3           LIABILITIES TO BE DISCHARGED.  The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable:  (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below.  Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders.  All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

1.6           TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

1.8           TERMINATION.  The Acquired Fund shall be dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9           BOOKS AND RECORDS.  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.
ARTICLE II

VALUATION

2.1           VALUATION OF ASSETS.  The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund’s Articles of Incorporation and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2           VALUATION OF SHARES.  The net asset value per share of each class of Acquiring Fund Shares shall be the net asset value per share of such class of Acquiring Fund Shares computed at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund’s Articles of Incorporation and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3           SHARES TO BE ISSUED.  The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined in accordance with paragraph 1.1.

2.4           DETERMINATION OF VALUE.  All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1           CLOSING DATE.  The closing (“Closing”) shall occur on or after March 19, 2010, or such other date(s) as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein.  The Closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

3.2           CUSTODIAN’S CERTIFICATE.  State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that:  (a) the Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3           EFFECT OF SUSPENSION IN TRADING.  In the event that on the scheduled Closing Date, either:  (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

3.4           TRANSFER AGENT’S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, treasurer, chief financial officer, president/vice president or other officer certificates, custodian and/or transfer agent instructions and certificates, legal opinions, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF THE ACQUIRED FUND.  The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

a)	The Acquired Fund is a separate series of the Trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

b)
The Trust is registered as an open-end management investment company under the 1940 Act, and the Trust’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquired Fund is not, and the execution, delivery, and performance of this Agreement subject to shareholder approval will not, result in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e)
The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f)
Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement.  The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)
The audited financial statements of the Acquired Fund as of July 31, 2009, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h)
The unaudited financial statements of the Acquired Fund as of January 31, 2009, and for the six months then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

i)
Since the date of the financial statements referred to in paragraph g above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

j)
As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund’s knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

k)
The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund and of the Acquired Fund, the Acquired Fund’s Board of Trustees and committees of the Acquired Fund’s Board of Trustees. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.

l)
The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

m)
All federal and other tax returns and reports of the Acquired Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

n)
All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund.  All of the issued and outstanding Acquired Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4.  The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.

o)
At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

p)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund.  Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

q)
The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

r)
From the effective date of the Registration Statement (as defined in paragraph 5.7) through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

s)
The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

t)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  The Trust, on behalf of the  Acquiring Fund, represents and warrants to the Trust, on behalf of the Acquired Fund, as follows:

a)	The Acquiring Fund is a separate series of the Trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

b)
The Trust is registered as an open-end management investment company under the 1940 Act, and the Trust’s registration with the Commission as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e)
Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

f)
The financial statements of the Acquiring Fund as of July 31, 2009, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g)
Since the date of the financial statements referred to in paragraph f above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund.  For the purposes of this paragraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

h)
All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

i)
All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

j)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

k)
Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized.  When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

l)
The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

m)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

n)
The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

o)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

p)
The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1           OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2           APPROVAL OF SHAREHOLDERS.  The Trust will call a special meeting of the Acquired Fund’s Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3           INVESTMENT REPRESENTATION.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4           ADDITIONAL INFORMATION.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s Treasurer.

5.7           PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT.  The Acquiring Fund will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”).  The Registration Statement shall include a proxy statement for use in connection with the special meeting of the Acquired Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein (the “Proxy Materials”), and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information necessary to prepare the Registration Statement and Proxy Materials for inclusion therein.

5.8           DIVIDENDS.  On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1           This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws.  Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

a)
The transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section

368 (b)of the Code.
b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.
c)
No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d)	No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.
e)
The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization.  The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f)
The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and such representations as Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

The Acquired Fund and the Acquiring Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX.  The Acquired Fund will pay the following direct proxy expenses relating to its participation in the Reorganization: (a) cost of printing, processing and mailing of the Proxy Materials and (b) the cost of soliciting and tabulating the vote of its shareholders in connection with the special meeting.  Federated MDTA LLC, or its affiliates, will pay all remaining direct and redirect expenses associated with the Acquiring Fund’s and Acquired Fund’s participation in the Reorganization.  Such other expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1           The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2           Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the Trust on or before the Closing Date.

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c)
a determination by a party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Trust or the Acquiring Fund, respectively, and notice is given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the Trust, or their respective Trustees or officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust, on behalf of the Funds, as authorized by the Board of Trustees of the Trust provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation, trust, or other entity other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the Trust property of the Funds, as provided in the Declaration of Trust of the Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Funds and signed by authorized officers of the Trust, acting as such.  Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Funds as provided in the Trust’s Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FEDERATED MDT SERIES
on behalf of its portfolio,
[Federated MDT Tax Aware/All Cap Core Fund]

By: ______________________
Title:

FEDERATED MDT SERIES
On behalf of its portfolio
[Federated MDT All Cap Core Fund]

By: ______________________
Title:

ANNEX B

FINANCIAL HIGHLIGHTS

Federated Tax Aware Fund

Financial Highlights–Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended 7/31/2006
	2009		2008		2007	1		2
Net Asset Value, Beginning of Period	$10.84		$11.65		$10.35		$10.00
Income From Investment Operations:
Net investment income (loss)	0.02		(0.00	)3,4	(0.02	)3	(0.05	)3
Net realized and unrealized gain (loss) on investments	(3.12)		(0.81)		1.32		0.40
TOTAL FROM INVESTMENT OPERATIONS	(3.10)		(0.81)		1.30		0.35
Less Distributions:
Distributions from net investment income	(0.00	)4	—		—		—
Net Asset Value, End of Period	$7.74		$10.84		$11.65		$10.35
Total Return5	(28.55)%		(6.95)%		12.56%		3.50%

Ratios to Average Net Assets:
Net expenses	1.64%		1.65%		1.65%		2.01	%6
Net investment income (loss)	0.27%		(0.02)%		(0.14)%		(0.50	)%6
Expense waiver/reimbursement7	3.57%		3.12%		5.81%		3.71	%6
Supplemental Data:
Net assets, end of period (000 omitted)	$5,044		$6,862		$3,903		$2,061
Portfolio turnover	260%		183%		154%		182%

1
MDT Tax Aware/All Cap Core Fund (the “Predecessor Fund”) was reorganized into the Federated MDT Tax Aware/All Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

3	Per share numbers have been calculated using the average shares method.

4	Represents less than $0.01.

5
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

6	Computed on an annualized basis.

7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

Financial Highlights–Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,					Period Ended 7/31/2006
	2009	2008		2007	1		2
Net Asset Value, Beginning of Period	$10.60	$11.47		$10.27		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.05)	(0.08	)3	(0.10	)3	(0.13	)3
Net realized and unrealized gain (loss) on investments	(3.04)	(0.79)		1.30		0.40
TOTAL FROM INVESTMENT OPERATIONS	(3.09)	(0.87)		1.20		0.27
Net Asset Value, End of Period	$7.51	$10.60		$11.47		$10.27
Total Return4	(29.15)%	(7.59)%		11.68%		2.70%

Ratios to Average Net Assets:
Net expenses	2.39%	2.37%		2.40%		2.76	%5
Net investment income (loss)	(0.53)%	(0.73)%		(0.89)%		(1.25	)%5
Expense waiver/reimbursement6	3.57%	3.19%		5.70%		3.71	%5
Supplemental Data:
Net assets, end of period (000 omitted)	$2,294	$3,587		$3,007		$1,329
Portfolio turnover	260%	183%		154%		182%

1
The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

3	Per share numbers have been calculated using the average shares method.

4
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5	Computed on an annualized basis.

6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

Financial Highlights–Institutional Shares

 (For a Share Outstanding Throughout Each Period)

Year Ended July 31,	Period Ended 7/31/2006	2
2009	2008	2007	1
Net Asset Value, Beginning of Period	$10.90	$11.69	$10.36	$10.00
Income From Investment Operations:
Net investment income (loss)	0.02	0.03	3	0.01	3	(0.03	)3
Net realized and unrealized gain (loss) on investments	(3.12)	(0.82)	1.32	0.39
TOTAL FROM INVESTMENT OPERATIONS	(3.10)	(0.79)	1.33	0.36
Less Distributions:
Distributions from net investment income	(0.02)	—	—	—
Net Asset Value, End of Period	$7.78	$10.90	$11.69	$10.36
Total Return4	(28.41)%	(6.76)%	12.84%	3.60%

Ratios to Average Net Assets:
Net expenses	1.39%	1.40%	1.40%	1.76	%5
Net investment income (loss)	0.44%	0.27%	0.12%	(0.25	)%5
Expense waiver/reimbursement6	3.69%	3.03%	5.47%	3.71	%5
Supplemental Data:
Net assets, end of period (000 omitted)	$4,188	$4,883	$3,645	$1,383
Portfolio turnover	260%	183%	154%	182%

1
MDT Tax Aware/All Cap Core Fund (the “Predecessor Fund”) was reorganized into the Federated MDT Tax Aware/All Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.

3	Per share numbers have been calculated using the average shares method.

4
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5	Computed on an annualized basis.

6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

Federated All Cap Fund

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)

Year Ended July 31	2009	2008	2007	1	2006	2	2005
Net Asset Value, Beginning of Period:	$14.05	$16.74	$15.08	$15.26	$13.52
Income From Investment Operations:
Net investment income (loss)	0.06	3	0.06	0.02	3	0.00	3,4	(0.00	)3,4
Net realized and unrealized gain (loss) on investments	(4.15)	(1.56)	2.18	0.70	2.85
TOTAL FROM INVESTMENT OPERATIONS	(4.09)	(1.50)	2.20	0.70	2.85
Less Distributions:
Distributions from net investment income	(0.05)	—	—	(0.00	)4	(0.03)
Distributions from net realized gain on investments	—	(1.19)	(0.54)	(0.88)	(1.08)
TOTAL DISTRIBUTIONS	(0.05)	(1.19)	(0.54)	(0.88)	(1.11)
Net Asset Value, End of Period	$9.91	$14.05	$16.74	$15.08	$15.26
Total Return5	(29.07)%	(9.98)%	14.67%	4.59%	21.79%

Ratios to Average Net Assets:
Net expenses	1.34%	1.29%	1.36%	1.50%	1.50%
Net investment income (loss)	0.64%	0.43%	0.13%	0.03%	(0.02)%
Expense waiver/reimbursement6	0.14%	0.00	%7	0.00	%7	0.05%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$81,898	$194,867	$201,888	$101,723	$30,336
Portfolio turnover	290%	199%	225%	212%	204%
1
MDT All Cap Core Fund (the “Predecessor Fund”) was reorganized into Federated MDT All Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Beginning with the year ended July 31, 2006, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

3	Per share numbers have been calculated using the average shares method.

4	Represents less than $0.01.

5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

7	Represents less than 0.01%.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

Financial Highlights–Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended 7/31/2006
	2009		2008		2007	1		2
Net Asset Value, Beginning of Period	$13.73		$16.51		$14.99		$15.25
Income From Investment Operations:
Net investment income (loss)	(0.02	)3	(0.04)		(0.11	)3	(0.10	)3
Net realized and unrealized gain (loss) on investments	(4.05)		(1.55)		2.17		0.72
TOTAL FROM INVESTMENT OPERATIONS	(4.07)		(1.59)		2.06		0.62
Less Distributions:
Distributions from net realized gain on investments	—		(1.19)		(0.54)		(0.88)
Net Asset Value, End of Period	$9.66		$13.73		$16.51		$14.99
Total Return4	(29.64)%		(10.69)%		13.81%		4.01%

Ratios to Average Net Assets:
Net expenses	2.14%		2.08%		2.13%		2.25	%5
Net investment income (loss)	(0.17)%		(0.36)%		(0.64)%		(0.72	)%5
Expense waiver/reimbursement6	0.17%		0.00	%7	0.00	%7	0.05	%5
Supplemental Data:
Net assets, end of period (000 omitted)	$52,546		$96,601		$104,957		$48,189
Portfolio turnover	290%		199%		225%		212	%8
1
The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.

3	Per share numbers have been calculated using the average shares method.

4
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5	Computed on an annualized basis.

6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

7	Represents less than 0.01%.

8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2006.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

Financial Highlights-Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended July 31,	2009	2008	2007	1	2006	2	2005
Net Asset Value, Beginning of Period	$14.22	$16.88	$15.17	$15.32	$13.55
Income From Investment Operations:
Net investment income	0.09	3	0.10	0.07	3	0.05	3	0.03	3
Net realized and unrealized gain (loss) on investments	(4.20)	(1.57)	2.18	0.70	2.87
TOTAL FROM INVESTMENT OPERATIONS	(4.11)	(1.47)	2.25	0.75	2.90
Less Distributions:
Distributions from net investment income	(0.09)	—	—	(0.02)	(0.05)
Distributions from net realized gain on investments	—	(1.19)	(0.54)	(0.88)	(1.08)
TOTAL DISTRIBUTIONS	(0.09)	(1.19)	(0.54)	(0.90)	(1.13)
Net Asset Value, End of Period	$10.02	$14.22	$16.88	$15.17	$15.32
Total Return4	(28.84)%	(9.71)%	14.92%	4.85%	22.14%

Ratios to Average Net Assets:
Net expenses	1.06%	1.01%	1.07%	1.25%	1.25%
Net investment income	0.90%	0.72%	0.40%	0.28%	0.23%
Expense waiver/reimbursement5	0.12%	0.00	%6	0.01%	0.05%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$50,031	$86,681	$85,128	$42,656	$43,782
Portfolio turnover	290%	199%	225%	212%	204%
1
MDT All Cap Core Fund (the “Predecessor Fund”) was reorganized into Federated MDT All Cap Core Fund (the “Fund”), as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations.

2	Beginning with the year ended July 31, 2006, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

3	Per share numbers have been calculated using the average shares method.

4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6	Represents less than 0.01%.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

ANNEX C

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MDT ALL CAP CORE FUND

Management's Discussion of Fund Performance (unaudited)

The fund's total return based on net asset value for the fiscal year ended July 31, 2009 was -29.07% for Class A Shares, -29.64% for Class C Shares and -29.42% for Class K Shares. The total returns of the Russell 3000® Index (Russell 3000®) 1 and the Lipper Multi-Cap Core Funds Index, 2 respectively, were -20.21% and -19.00% for the same period. The fund's total return for the fiscal year reflected taxes, sales charges, expenses or other fees which were not reflected in the total return of the Russell Index.

1 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments can not be made directly in an index.

2 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

The following discussion will focus on the performance of the fund's Class A Shares.

MARKET OVERVIEW

Over the 12-month reporting period ending July 31, 2009 domestic equity markets performed poorly in response to a material decline in global economic conditions. The Russell 3000® Index, which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down 20.21%. Large cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200® Index, 3 which exceeded the return of mid- and small-cap stocks as evidenced by the -20.72% and -22.23% results for the Russell 2000® and the Russell Midcap® Indexes, 4,5 respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000® Growth Index 6 returning -17.81% as compared to -22.74% for the Russell 3000 Value® Index. 7

3 Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

4 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments cannot be made directly in an index.

5 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

6 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

7 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments cannot be made directly in an index.

The best performing sectors in the Russell 3000® Index during the period were Consumer Staples (-7.53%), Information Technology (-9.65%) and Consumer Discretionary (-10.68%). Underperforming sectors included Financials (-34.08%), Energy (-31.64%) and Industrials (-30.11%).

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 3000® Index was stock selection in the Materials and Financials sectors. Additionally, the fund's timely shifts in the Financials sector weighting provided a significant contribution to relative performance. Individual stocks contributing to the fund's performance relative to the Russell 3000® Index included: General Electric Company, BB&T Corporation, Bank of America Corporation and International Business Machines.

The most significant negative factor in the fund's performance relative to the Russell 3000® Index was stock selection in the Consumer Discretionary, Industrials and Health Care sectors. Additionally, an underweight in the Consumer Staples sector and an overweight in the Energy sector detracted significantly from relative performance. Individual stocks detracting from the fund's performance relative to the Russell 3000® Index included: Cummins Engine Incorporated, Monsanto Company, ConocoPhillips and Allstate Corporation.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT All Cap Core Fund 2 (Class A Shares) (the "Fund") from October 1, 2002 (start of performance) to July 31, 2009, compared to the Russell 3000 ® Index (Russell 3000 ® ) 3 and the Lipper Multi-Cap Core Funds Index. 4

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-32.98%
5 Years	-2.50%
Start of Performance (10/1/2002) 5	2.93%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50% .

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 3000 ® and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT All Cap Core Fund.

3 The Russell 3000 ® is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

5 The start of performance date was October 1, 2002. Class A Shares of the Fund were offered beginning February 12, 2003. Performance results shown before that date are for the Fund's Institutional Shares and have been adjusted for the maximum sales charge and total annual operating expenses applicable to the Fund's Class A Shares. The Fund's Institutional Shares commenced operations on October 1, 2002. The Fund's Class A Shares annual returns would have been substantially similar to those of the Fund's Institutional Shares because Shares of each class are invested in the same portfolio of securities.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT All Cap Core Fund 2 (Class C Shares) (the "Fund") from October 1, 2002 (start of performance) to July 31, 2009, compared to the Russell 3000 ® Index (Russell 3000 ® ) 3 and the Lipper Multi-Cap Core Funds Index. 4

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-30.35%
5 Years	-2.14%
Start of Performance (10/1/2002) 5	2.99%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 3000 ® and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT All Cap Core Fund.

3 The Russell 3000 ® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

5 The start of performance date was October 1, 2002. Class C Shares of the Fund were offered beginning September 15, 2005. Performance results shown before that date are for the Fund's Institutional Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund's Class C Shares. The Fund's Institutional Shares commenced operations on October 1, 2002. The Fund's Class C Shares annual returns would have been substantially similar to those of the Fund's Institutional Shares because Shares of each class are invested in the same portfolio of securities.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT All Cap Core Fund (Class K Shares) (the "Fund") from October 1, 2002 (start of performance) to July 31, 2009, compared to the Russell 3000 ® Index (Russell 3000 ® ) 2 and the Lipper Multi-Cap Core Funds Index. 3

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-29.42%
5 Years	-1.78%
Start of Performance (10/1/2002) 4	3.33%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 3000 ® and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Russell 3000 ® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

4 The start of performance date was October 1, 2002. Class K Shares of the Fund were offered beginning December 12, 2006. Performance results shown before that date are for the Fund's Institutional Shares and have been adjusted for the total annual operating expenses applicable to the Fund's Class K Shares. The Fund's Institutional Shares commenced operations on October 1, 2002. The Fund's Class K Shares annual returns would have been substantially similar to those of the Fund's Institutional Shares because Shares of each class are invested in the same portfolio of securities.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

The fund's total return for the fiscal year ended July 31, 2009 was -28.84%. The total returns of the Russell 3000® Index (Russell 3000®) 1 and the Lipper Multi-Cap Core Funds Index, 2 respectively, were -20.21% and -19.00% for the same period. The Fund's total return for the fiscal year reflected taxes, sales charges, expenses or other fees which were not reflected in the total return of the Russell Index.

1 The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments can not be made directly in an index.

2 Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

MARKET OVERVIEW

Over the 12-month reporting period ending July 31, 2009 domestic equity markets performed poorly in response to a material decline in global economic conditions. The Russell 3000® Index, which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period down 20.21%. Large cap stocks had the best relative results as demonstrated by the -19.38% return on the Russell Top 200® Index, 3 which exceeded the return of mid- and small-cap stocks as evidenced by the -20.72% and -22.23% results for the Russell 2000® and the Russell Midcap® Indexes, 4,5 respectively. Growth stocks outperformed value stocks during the year, with the Russell 3000® Growth Index 6 returning -17.81% as compared to -22.74% for the Russell 3000 Value® Index. 7

The best performing sectors in the Russell 3000® Index during the period were Consumer Staples (-7.53%), Information Technology (-9.65%) and Consumer Discretionary (-10.68%). Underperforming sectors included Financials (-34.08%), Energy (-31.64%) and Industrials (-30.11%).

3 Russell Top 2000® Index measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 69% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

4 The Russell 2000® Index measures the performance of the 22,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments cannot be made directly in an index.

5 The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.

6 The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments cannot be made directly in an index.

7 The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments cannot be made directly in an index.

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 3000® Index was stock selection in the Materials and Financials sectors. Additionally, the fund's timely shifts in the Financials sector weighting provided a significant contribution to relative performance. Individual stocks contributing to the fund's performance relative to the Russell 3000® Index included: General Electric Company, BB&T Corporation, Bank of America Corporation and International Business Machines.

The most significant negative factor in the fund's performance relative to the Russell 3000® Index was stock selection in the Consumer Discretionary, Industrials and Health Care sectors. Additionally, an underweight in the Consumer Staples sector and an overweight in the Energy sector detracted significantly from relative performance. Individual stocks detracting from the fund's performance relative to the Russell 3000® Index included: Cummins Engine Incorporated, Monsanto Company, ConocoPhillips and Allstate Corporation.

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated MDT All Cap Core Fund 2 (Institutional Shares) (the "Fund") from October 1, 2002 (start of performance) to July 31, 2009, compared to the Russell 3000 ® Index (Russell 3000 ® ) 3 and the Lipper Multi-Cap Core Funds Index. 4

Average Annual Total Returns for the Period Ended 7/31/2009
1 Year	-28.84%
5 Years	-1.11%
Start of Performance (10/1/2002)	4.05%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 3000 ® and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The Fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT All Cap Core Fund.

3 The Russell 3000 ® is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

STATEMENT OF ADDITIONAL INFORMATION

_______________________

ACQUISITION OF THE ASSETS OF

FEDERATED MDT TAX AWARE/ALL CAP CORE FUND
a portfolio of Federated MDT Series

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania  15086-7561
Telephone No:  1-800-341-7400

BY AND IN EXCHANGE FOR SHARES OF

FEDERATED MDT ALL CAP CORE FUND
a portfolio of Federated MDT Series

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania  15086-7561
Telephone No:  1-800-341-7400

This Statement of Additional Information dated January 12, 2010, is not a prospectus.  A Prospectus/Proxy Statement dated January 12, 2010, related to the above-referenced matter may be obtained from Federated MDT Tax Aware/All Cap Core Fund by writing or calling Federated MDT Tax Aware/All Cap Core Fund at the address and telephone numbers shown above.  This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS

A.  INFORMATION INCORPORATED BY REFERENCE

1.	Statement of Additional Information of Federated MDT All Cap Core Fund, a portfolio of Federated MDT Series, dated September 30, 2009.

2.	Statement of Additional Information of Federated MDT Tax Aware/All Cap Core Fund, a portfolio of Federated MDT Series, dated September 30, 2009.

3.	Audited Financial Statements of Federated MDT All Cap Core Fund, a portfolio of Federated MDT Series, dated July 31, 2009.

4.	Audited Financial Statements of Federated MDT Tax Aware/All Cap Core Fund, a portfolio of Federated MDT Series, dated July 31, 2009.

5.	Unaudited Financial Statements of Federated MDT Tax Aware/All Cap Core Fund, a portfolio of Federated MDT Series, dated January 31, 2009.

INFORMATION INCORPORATED BY REFERENCE

This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement dated January 12, 2010.  The Prospectus/Proxy Statement and this Statement of Additional Information provided sets forth information the proposed Agreement and Plan of Reorganization pursuant to which Federated All Cap Fund would acquire the assets of the Federated Tax Aware Fund in exchange for Class A Shares, Class C Shares and Institutional Shares of the Federated All Cap Fund to be distributed pro rata by the Federated Tax Aware Fund to shareholders of its Class A Shares, Class C and Institutional Shares, respectively, in complete liquidation and dissolution/termination of the Federated Tax Aware Fund.

This Statement of Additional information dated January 12, 2010, has been filed with the Securities and Exchange Commission (“SEC”).  In addition, each of the following documents is incorporated by reference into this Statement of Additional Information (a copy of these documents may be obtained from the Federated MDT Series at 1-800-341-7400):

1.
 The Statement of Additional Information of Federated All Cap Fund, dated September 30, 2009, which was filed with the SEC in Federated MDT Series Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A (File No. 811-21904), filed with the SEC on or about September 28, 2009.

2.
 The Statement of Additional Information of Federated Tax Aware Fund, dated September 30, 2009, which was filed with the SEC in Federated MDT Series, Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A (File No. 811-21904), filed with the SEC on or about September 28, 2009.

3.
Audited financial statements of Federated All Cap Fund, dated July 31, 2009, which were filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about September 28, 2009, with the Annual Report to shareholders of Federated All Cap Fund.

4.
Audited financial statements of Federated Tax Aware Fund, dated July 31, 2009, which were filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about September 30, 2009, with the Annual Report to shareholders of Federated Tax Aware Fund.

5.
 Unaudited financial statements of Federated Tax Aware Fund, dated January 31, 2009, which were filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about March 26, 2009, with the Semi-Annual Report to shareholders of Federated Tax Aware Fund.

FEDERATED MDT TAX AWARE/ALL CAP CORE FUND

A portfolio of Federated MDT Series

Investment Adviser
Federated MDTA LLC
125 High Street
Oliver Tower
21st Floor
Boston, MA 02110
Distributor
Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Administrator
Federated Administrative Services
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

FEDERATED MDT TAX AWARE/ALL CAP CORE FUND

A portfolio of Federated MDT Series

Investment Adviser
Federated MDTA LLC
125 High Street
Oliver Tower
21st Floor
Boston, MA 02110

Distributor
Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Administrator
Federated Administrative Services
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779